                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                    REGISTEREDMANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08879
                                  ---------------------------------------------

                           SUN CAPITAL ADVISERS TRUST
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               James M.A. Anderson
                           Sun Capital Advisers Trust
                           One Sun Life Executive Park
                      Wellesley Hills, Massachusetts 02481
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: (781) 237-6030
                                                   ----------------------------

Date of fiscal year end:  December 31, 2004
                        --------------------------
Date of reporting period: December 31, 2004
                         ---------------------------

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST(SM)
ANNUAL REPORT DECEMBER 31, 2004

SUN CAPITAL(SM) ALL CAP FUND
SUN CAPITAL INVESTMENT GRADE BOND FUND(R)
SUN CAPITAL MONEY MARKET FUND(R)
SUN CAPITAL REAL ESTATE FUND(R)
SC(SM) DAVIS VENTURE VALUE FUND
SC(SM) VALUE SMALL CAP FUND
SC(SM) BLUE CHIP MID CAP FUND

[SUN LIFE FINANCIAL(SM) LOGO]

SUN CAPITAL ADVISERS TRUST IS A MUTUAL FUND REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940. ITS INVESTMENT ADVISER IS SUN CAPITAL ADVISERS INC.(R), A MEMBER OF THE SUN LIFE FINANCIAL GROUP OF COMPANIES.

MANAGEMENT'S DISCUSSION & ANALYSIS

ALL CAP FUND

As has been the case throughout 2004, the Fund remained weighted towards economically sensitive stocks at year-end. At the end of the fourth quarter the fund held a large cap weighting of 54%, a mid cap weighting of 32%, and a small cap weighting of 14%. Because we have the flexibility to invest in stocks within a wide range of market capitalizations, we were able to shift our portfolio mix to take advantage of the best relative values. The top performers for the year were small cap holdings such as Midway Games, Eclipsys, Parametric Technology, and Clean Harbors, mid caps such as Brocade, and large caps such as Monsanto, Bunge, and Williams Companies.

During the fourth quarter, we continued to manage the portfolio to take advantage of the improvement in the overall US economy. Changes in sector weightings include decreases in Consumer Discretionary and Financials, and increases in Health Care, Materials, Utilities, and Technology. At quarter's end, the Fund had overweights in Consumer Discretion, Health Care, Industrials, Materials, Utilities and Technology, and underweights in Consumer Staples, Energy, and Financials. We continue to find undervalued and out-of-favor issues, adding during Q4 such names as Blockbuster, CIT Group, Wells Fargo, Chiron, HCA, Manor Care, Tyco, Electronic Arts, JDS Uniphase, and Sandisk.

Overall, the All Cap Fund has maintained a diversified portfolio roughly aligned with S&P 500 sector weightings. Specifically, valuation metrics as of December 31 show the portfolio trading at 1.05 times sales vs. 1.61 times for the S&P 500 index, a price to book of 3.0 vs. 3.1, and a price to cash flow of 13.8 vs. 11.8, respectively. The portfolio's dividend yield was 1.1% versus 1.6% for the S&P 500 Index, and debt to capitalization ratio of 35% was slightly above that of the S&P 500 index's level of 33%.

ALL CAP FUND

TOP TEN EQUITY HOLDINGS
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
UNOVA, Inc.                                      3.0%
Lucent Technologies, Inc.                        3.0
Clean Harbors, Inc.                              2.8
The Williams Cos., Inc.                          2.8
Vicor Corp.                                      2.5
Calpine Corp.                                    2.3
GATX Corp.                                       2.2
Parametric Technology Corp.                      2.2
EchoStar Communications Corp.                    2.1
JDS Uniphase Corp.                               2.0

INDUSTRY WEIGHTINGS
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
Banks                                            9.1%
Biotechnology                                    7.6
Telecommunications Equipment                     7.5
Agriculture                                      4.6
Cable TV Services                                4.0
Health Care Provider & Services                  3.7
Pipelines                                        3.7
Electrical Equipment                             3.5
Manufacturing - Diversified                      3.5
Software & Services                              3.3
Food, Beverages & Tobacco                        3.2
Entertainment                                    3.1
Industrial                                       3.0
Waste Management                                 2.8
Energy                                           2.3
Transportation                                   2.2
Fiber Optics                                     2.0
Automotive                                       1.9
Cable & Satellite Operators                      1.9
Chemicals                                        1.9
Finance                                          1.9
Broadcasting - Radio/TV                          1.8
Financial Services                               1.8
Medical Devices                                  1.8
Photo Equipment                                  1.8
Railroads                                        1.8
Cosmetics & Toiletries                           1.7
Diversified Manufacturing                        1.7
Health Care Equipment & Supplies                 1.6
Computers & Business Equipment                   1.4
Computer & Peripherals                           1.3
Auto Parts                                       1.2
Semiconductors                                   1.0
Short Term Investments                           3.6
Other assets less liabilities                    0.8
                                               -----
TOTAL                                          100.0%
                                               =====

ALL CAP FUND

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL CAP FUND - INITIAL CLASS AND THE S&P 500 INDEX*

                         ALL CAP FUND       S&P 500 INDEX
May 1, 2002            $        10,000    $         10,000
Jun 30, 2002           $         8,360    $          9,227
Sep 30, 2002           $         6,440    $          8,556
Dec 31, 2002           $         7,557    $          8,270
Mar 31, 2003           $         6,976    $          8,010
Jun 30, 2003           $         9,582    $          9,242
Sep 30, 2003           $         9,925    $          9,487
Dec 31, 2003           $        11,554    $         10,642
Mar 31, 2004           $        12,432    $         10,822
Jun 30, 2004           $        12,957    $         11,008
Sep 30, 2004           $        12,438    $         10,803
Dec 31, 2004           $        13,910    $         11,800

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL CAP FUND - SERVICE CLASS AND THE S&P 500 INDEX*

                         ALL CAP FUND      S&P 500 INDEX
Feb 1, 2004            $        10,000    $         10,000
Mar 31, 2004           $        10,140    $          9,986
Jun 30, 2004           $        10,552    $         10,158
Sep 30, 2004           $        10,132    $          9,968
Dec 31, 2004           $        11,320    $         10,888

ALL CAP FUND

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004**

                                                                    LIFE OF
                                          ONE YEAR    TWO YEARS     FUND***
                                          --------    ---------     -------
INITIAL CLASS SHARES
All Cap Fund                                20.39%       35.67%       13.16%
S&P 500 Index                               10.88%       19.45%        6.40%

SERVICE CLASS SHARES
All Cap Fund                                                          13.20%
S&P 500 Index                                                          8.88%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the All Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to December 31, 2004. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

INVESTMENT GRADE BOND FUND

The Fund's credit overweight in BBB's and exposure to high yield were the main drivers of outperformance in 2004. The Lehman BBB Corporate Index returned 6.25% while the Merrill High Yield Index returned 10.76% for the year ended December 31, 2004. Overall, credit quality continues to improve as witnessed by the investment grade credit downgrade to upgrade ratio as compiled by Moody's. Through November 30, 2004, the ratio was reported as 1.8x, while for 2003 it was 4x, and 7.1x for 2002. The Moody's high-yield default ratio has also markedly improved this year; through November, the default rate was 2.4%, down from 5.4% one year ago. Moody's forecasts a continued decline in the default rate during the early part of 2005, with a rise toward the current rate later in the year. Historically, the Moody's default rate has been approximately 5%.

Corporate bonds comprised 42.2% of the portfolio as of December 31, 2004. Mortgage-backed securities represented 33% of Fund assets. Approximately, 4% of the Fund was comprised of Treasury Inflation Protected Securities (TIPS), which were our only holding of US Treasuries. Remaining assets were divided as follows: US Agencies 9.5%, commercial mortgage-backed securities, 4.6% and asset-backed securities 1.6%.

The Federal Open Market Committee (FOMC) raised the Federal Funds rate by 125 basis points (bp) during 2004, five 25bp moves, all during the last six months of the year to bring the overnight lending rate to 2.25% on December 31, up from 1% in June. Despite the increase in the Fed Funds rate, the yield on the 10 and 30-year US Treasury bonds actually declined during 2004. For example, the 10-year Treasury which ended the year at 4.22%, began the year at 4.25%. Many fixed income participants believe the current low level of interest rates does not accurately reflect the current state of the economy. As a result of continued tame inflation, coupled with the expectation for future interest rate increases to be well telegraphed by the Fed, US interest rates have remained within a fairly tight trading range during 2004, despite consistent talk by the Fed of higher rates. An important technical factor in the bond market, and helping to keep rates down, perhaps artificially, is the continued very strong demand from foreign buyers, particularly Asian Central banks. As of September 30, 2004, foreign investors held approximately 43% of outstanding US Treasuries.

We believe the economy is poised to expand between 3-3.5% in 2005 and the Federal Reserve will take a "measured" approach to raising interest rates. Given the aforementioned backdrop, the fixed income markets should react in a fairly predictable manner with US Treasury rates slowly rising while credit spreads, despite residing at multi-year tights, remain range bound.

Concerns that could negatively impact this opinion would include: US budget and trade deficits; a rapid decline of the US Dollar; higher than expected levels of inflation and thus a spike in interest rates; weak US equity markets, higher energy costs and significant decline in foreign demand for US securities. For the US credit markets, positive technicals, such as reduced corporate bond issuance and strong foreign demand, coupled with acceptable fundamentals, i.e. stable to improving credit quality and stable earnings, should buttress any significant credit market weakness and justify an overweight position relative to that of the Index. The MBS market also remains attractive due to less issuance as well as dramatically reduced prepayment levels. With the Federal Reserve now seemingly on its path of raising interest rates, we will continue to remain underweight U.S. Government securities while maintaining a portfolio duration short that of the Index.

INVESTMENT GRADE BOND FUND

TOP TEN BOND ISSUERS
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
Federal Home Loan Mortgage                      22.5%
Federal National Mortgage Assn.                 14.8
Government National Mortgage Assn.               4.8
U.S. Treasury Notes                              3.4
Continental Cablevision, Inc.                    1.8
Time Warner Entertainment Co.                    1.8
Harrah's Operating Co., Inc.                     1.7
Aries Vermogensverwaltungs                       1.6
Ford Motor Co.                                   1.6
Allegheny Energy Supply Co.                      1.4

PORTFOLIO COMPOSITION
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
US Government Agency Obligations                45.8%
Corporate Debt Obligations                      42.2
Commercial Mortgage Backed Securities            4.6
Asset Backed Securities                          1.6
Short Term Investments                          11.4
Other assets less liabilities                   (5.6)
                                               -----
                                               100.0%
                                               =====

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND - INITIAL CLASS AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

                       INVESTMENT GRADE     LEHMAN BROTHERS
                          BOND FUND       AGGREGATE BOND INDEX
Dec 7,  1998           $         10,000   $             10,000
Dec 31, 1998           $         10,004   $             10,025
Mar 31, 1999           $         10,045   $              9,975
Jun 30, 1999           $          9,956   $              9,888
Sep 30, 1999           $          9,963   $              9,955
Dec 31, 1999           $          9,948   $              9,943
Mar 31, 2000           $         10,120   $             10,162
Jun 30, 2000           $         10,291   $             10,338
Sep 30, 2000           $         10,591   $             10,651
Dec 31, 2000           $         10,929   $             11,099
Mar 31, 2001           $         11,278   $             11,435
Jun 30, 2001           $         11,351   $             11,499
Sep 30, 2001           $         11,656   $             12,031
Dec 31, 2001           $         11,717   $             12,037
Mar 31, 2002           $         11,730   $             12,048
Jun 30, 2002           $         11,839   $             12,493
Sep 30, 2002           $         12,124   $             13,065
Dec 31, 2002           $         12,329   $             13,271
Mar 31, 2003           $         12,649   $             13,456
Jun 30, 2003           $         13,244   $             13,792
Sep 30, 2003           $         13,305   $             13,772
Dec 31, 2003           $         13,516   $             13,815
Mar 31, 2004           $         13,919   $             14,183
Jun 30, 2004           $         13,595   $             13,836
Sep 30, 2004           $         14,160   $             14,279
Dec 31, 2004           $         14,383   $             14,388

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND - SERVICE CLASS AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

                      INVESTMENT GRADE     LEHMAN BROTHERS
                         BOND FUND       AGGREGATE BOND INDEX
Feb 1, 2004           $         10,000   $             10,000
Mar 31, 2004          $         10,177   $             10,184
Jun 30, 2004          $          9,944   $              9,935
Sep 30, 2004          $         10,347   $             10,253
Dec 31, 2004          $         10,503   $             10,351

INVESTMENT GRADE BOND FUND

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004**

                                                                                                       LIFE OF
                                                                 ONE YEAR   THREE YEARS   FIVE YEARS   FUND***
                                                                 --------   -----------   ----------   -------
INITIAL CLASS SHARES
Investment Grade Bond Fund                                         6.42%        7.07%       7.65%       6.17%
Lehman Brothers Aggregate Bond Index                               4.34%        6.19%       7.71%       6.17%

SERVICE CLASS SHARES
Investment Grade Bond Fund                                                                              5.03%
Lehman Brothers Aggregate Bond Index                                                                    3.51%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2004. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

MONEY MARKET FUND

For the year ended December 31, 2004 the total return of the Money Market Fund was 0.74%, compared to 1.33% for the Merrill Lynch three-month U.S. Treasury bill Index.

At December 31, 2004, the Fund had net assets of $121.4 million, compared to $113.0 million a year earlier. The Fund had a seven-day yield of 1.62% and an average maturity of 29 days. The portfolio was 74% invested in highly rated commercial paper, 22% in U.S. Government and agency discount securities and 4% in other short-term instruments.

The Federal Open Market Committee (FOMC) of the Federal Reserve Board started the year with the Federal Funds rate at 1.00%. This rate was the result of 13 consecutive cuts by the Fed in an attempt to stimulate the economy since the beginning of 2001. The FOMC kept rates on hold for the first half of 2004 before they began raising them by 25 basis points at each of the remaining five meetings of the year. The Federal Funds rate at year-end was 2.25%.

The minutes of the FOMC December 14th meeting were released on January 4th in conjunction with a new accelerated schedule giving investors more timely information on Fed deliberations before the next meeting. The minutes indicate that FOMC members expect slightly above trend growth, and continue to see the risks to inflation as balanced. The FOMC most likely will continue to raise rates at a pace that is "measured" but leave options open if the situation changes going forward.

Three-month Treasury bills started the year at 0.90%, and reached the low in the first few days of January at 0.86%. Rates began to increase with five consecutive rate hikes and Treasury bills reached the high in the last week of December at 2.26% before closing the year at 2.22%. The spread on 90-day commercial paper over Treasury bills fluctuated between 3 and 30 basis points during the year. Although commercial paper issuance at year-end was light, outstanding paper was reported at $1.39 trillion versus $1.27 trllion at year-end 2003.

With the FOMC likely to increase rates over the near term, it is our current strategy to maintain a below average maturity. We continue to invest in a diversified portfolio of high quality instruments.

TOP TEN ISSUERS
AT DECEMBER 31, 2004

                                            % OF NET ASSETS
                                            ---------------
Federal Home Loan Mortgage                      13.2%
Federal National Mortgage Assn.                  7.0
Morgan Stanley Dean Witter & Co.                 4.2
HSBC Finance Corp.                               4.1
SBC Communications, Inc.                         4.1
Export Development Corp.                         4.1
Citicorp                                         4.0
International Business Machines Corp.            4.0
Bank of America NA                               4.0
CIT Group, Inc.                                  3.9

PORTFOLIO COMPOSITION
AT DECEMBER 31, 2004

                                            % OF NET ASSETS
                                            ---------------
Commercial Paper                                70.9%
U.S. Government Agency Obligations              21.6
Bankers Acceptance                               4.0
Mutual Funds                                     3.7
Other assets less liabilities                   (0.2)
                                               -----
TOTAL                                          100.0%
                                               =====

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND - INITIAL CLASS AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

                                             MERRILL LYNCH
                      MONEY MARKET FUND   3-MONTH T-BILL INDEX
Dec 7, 1998           $          10,000   $             10,000
Dec 31, 1998          $          10,031   $             10,030
Mar 31, 1999          $          10,138   $             10,136
Jun 30, 1999          $          10,246   $             10,255
Sep 30, 1999          $          10,363   $             10,385
Dec 31, 1999          $          10,495   $             10,513
Mar 31, 2000          $          10,635   $             10,660
Jun 30, 2000          $          10,785   $             10,822
Sep 30, 2000          $          10,949   $             10,985
Dec 31, 2000          $          11,114   $             11,164
Mar 31, 2001          $          11,257   $             11,332
Jun 30, 2001          $          11,368   $             11,459
Sep 30, 2001          $          11,457   $             11,583
Dec 31, 2001          $          11,513   $             11,657
Mar 31, 2002          $          11,547   $             11,707
Jun 30, 2002          $          11,581   $             11,763
Sep 30, 2002          $          11,614   $             11,816
Dec 31, 2002          $          11,642   $             11,867
Mar 31, 2003          $          11,662   $             11,903
Jun 30, 2003          $          11,681   $             11,943
Sep 30, 2003          $          11,694   $             11,973
Dec 31, 2003          $          11,706   $             12,004
Mar 31, 2004          $          11,718   $             12,032
Jun 30, 2004          $          11,730   $             12,061
Sep 30, 2004          $          11,754   $             12,105
Dec 31, 2004          $          11,792   $             12,166

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004**

                                                                                                     LIFE OF
                                                                 ONE YEAR   THREE YEARS  FIVE YEARS  FUND***
                                                                 --------   -----------  ----------  -------
INITIAL CLASS SHARES
Money Market Fund                                                  0.74%       0.80%        2.36%     2.75%
Merrill Lynch 3-month U.S. Treasury Bill Index                     1.33%       1.42%        2.95%     3.28%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

REAL ESTATE FUND

The best performing stocks in the portfolio for the last twelve months were Avalon Bay (Apartments), SL Green (Office), Macerich (Regional Mall), Simon Property (Regional Mall), and Vornado Realty (Diversified). The worst performing stocks during for the last twelve months were American Financial (Triple Net Lease), Duke Realty (Mixed), CarrAmerica (Office), Shurgard Storage (Self Storage), and BRE Properties (Apartments).

According to Smith Barney Research, the Regional Mall sector was the best performing sector in 2004. The Hotel, Strip Center, Apartment, and Industrial property types also outperformed the Index for the year. The Manufactured Home, Triple Net Lease, Diversified, Mixed, Health Care, Self Storage, and Office property types all underperformed the Index.

The Morgan Stanley REIT Index outperformed the total return of all of the major stock indices in the 4th quarter, with the REIT Index up 15.32%, the Dow up 7.59%, the S&P 500 up 9.23%, and the NASDAQ up 14.87%. For the last twelve months, the Morgan Stanley REIT Index was up 31.49%, beating the Dow, the S&P 500, and the NASDAQ, which were up 5.30%, up 10.88%, and up 9.15%, respectively. The Morgan Stanley REIT Index finished the 4th quarter at 769.52.

Real estate fundamentals continue to improve slowly in most sectors, in-line with improving employment, GDP, and industrial production. In contrast, REIT stock prices have increased at a torrid pace, and almost independent of real estate fundamentals. At various points in this five-year REIT bull market different types of REITS have outperformed as investor expectations formed around the next winning property type, market cap size, degree of leverage, or current yield. Currently, well-managed REITs with strong balance sheets and superior growth prospects appear to be the focus, regardless of property type. We strongly agree in the current investor bias, though remain cautious as bear markets can sometimes be indiscriminate in their selling. While our focus remains with superior growth REITs with strong management teams, selling at reasonable valuations, we also have a number of cheaper, value-oriented REITs that we believe can be among a group of up-and-comers with improving operations and emerging growth prospects. Although property type weightings seem less important in this environment, the Fund remains most overweight in property types that we believe are closest to trough earnings, like Hotels and Apartments. Unlike earlier years where the Fund was most underweight property types that we believed were closest to peak earnings, we are currently most underweight sectors that merely offer a shortage of compelling investment ideas that meet our criteria. The Fund is presently underweight the Health Care, Manufactured Home, Industrial, and Triple Net Lease property types.

The dividend yield for the Morgan Stanley REIT Index decreased to about 4.7% as of the end of the 4th quarter, down from the 3rd quarter's yield of 5.2%, and down from the yield of 5.6% at the end of 2003. The Fund finished the quarter with a dividend yield of 4.0%. The average equity market capitalization for the Fund was $5.37 billion, compared to $1.96 billion for the universe of REIT securities.

TOP TEN EQUITY HOLDINGS
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
Macerich Co.                                     7.7%
Simon Property Group, Inc.                       7.3
MeriStar Hospitality Corp.                       6.0
Vornado Realty Trust                             5.8
Developers Diversified Realty Corp.              5.5
Archstone-Smith Trust                            5.5
Alexandria Real Estate Equities, Inc.            5.0
Shurgard Storage Centers, Inc. Class A           4.9
ProLogis Trust                                   4.7
Equity Residential Properties Trust              4.6

SECTOR WEIGHTINGS
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
Apartments                                      21.4%
Regional Malls                                  15.0
Shopping Centers                                13.7
Office                                          12.3
Hotels & Restaurants                             9.0
Mixed                                            6.1
Diversified                                      5.8
Storage                                          4.9
Warehouse & Industrial                           4.7
Triple Net Leases                                3.5
Mortgage                                         2.0
Short Term Investments                           1.4
Other assets less liabilities                    0.2
                                               -----
TOTAL                                          100.0%
                                               =====

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND - INITIAL CLASS AND THE MORGAN STANLEY REIT INDEX*

              REAL ESTATE FUND     MORGAN STANLEY REIT INDEX
12/7/1998        $  10,000                 $  10,000
12/31/1998       $   9,929                 $   9,774
3/31/1999        $   9,365                 $   9,303
6/30/1999        $  10,383                 $  10,226
9/30/1999        $   9,536                 $   9,398
12/31/1999       $   9,534                 $   9,330
3/31/2000        $   9,929                 $   9,577
6/30/2000        $  11,123                 $  10,571
9/30/2000        $  11,987                 $  11,396
12/31/2000       $  12,518                 $  11,887
3/31/2001        $  12,217                 $  11,829
6/30/2001        $  13,556                 $  13,121
9/30/2001        $  13,612                 $  12,780
12/31/2001       $  14,092                 $  13,411
3/31/2002        $  15,139                 $  14,524
6/30/2002        $  15,876                 $  15,228
9/30/2002        $  14,726                 $  13,874
12/31/2002       $  14,662                 $  13,900
3/31/2003        $  14,926                 $  14,048
6/30/2003        $  16,683                 $  15,822
9/30/2003        $  17,990                 $  17,357
12/31/2003       $  19,932                 $  19,006
3/31/2004        $  22,349                 $  21,296
6/30/2004        $  21,068                 $  19,993
9/30/2004        $  22,449                 $  21,670
12/31/2004       $  26,573                 $  24,994

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND - SERVICE CLASS AND THE MORGAN STANLEY REIT INDEX*

              REAL ESTATE FUND     MORGAN STANLEY REIT INDEX
2/1/2004         $  10,000                 $  10,000
3/31/2004        $  10,763                 $  10,734
6/30/2004        $  10,140                 $  10,077
9/30/2004        $  10,795                 $  10,922
12/31/2004       $  12,774                 $  12,596

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004**

                                                                                             LIFE OF
                                                    ONE YEAR    THREE YEARS    FIVE YEARS    FUND***
                                                    --------    -----------    ----------    --------
INITIAL CLASS SHARES
Real Estate Fund                                     33.32%        23.54%        22.75%       17.47%
Morgan Stanley REIT Index                            31.49%        23.06%        21.67%       16.28%

SERVICE CLASS SHARES
Real Estate Fund                                                                              27.74%
Morgan Stanley REIT Index                                                                     25.96%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2004. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

DAVIS VENTURE VALUE FUND (SUBADVISED BY DAVIS ADVISORS)

The Fund performed well for the year ended December 31, 2004, both on an absolute basis and relative to the S&P 500 Index. The Fund returned 12.45% compared with a return of 10.88% for the S&P 500 Index. Contributors and detractors to relative performance over the year are discussed below.

          - Almost all of the Fund's consumer staples holdings performed well, including Altria Group, up by 18.38%, and Costco Wholesale, up by 31.15%.

          - In 2003 the Fund's large financial services holdings was the most important contributor to the Fund's strong performance. In 2004 the Fund's large financial service holdings trailed the S&P 500 Index by a small margin. American Express, up by 17.60%, Golden West, up by 19.51%, Centerpoint Properties, up by 32.93%, and Loews, up by 43.59%, turned in strong performances. A number of other financial holdings turned in weaker performances, including Fifth Third Bancorp, down by 17.93%, Marsh & McLennan, down by 25.80% since being purchased in June, and Transatlantic Holdings, down by 3.77%.

          - Information technology companies in general under-performed the broader market in 2004. The Fund benefited by having only a limited exposure to information technology companies.

          - Other important contributors to performance included Tyco International, an industrials company, up 35.41%, and ConocoPhillips, an energy company, up 35.60%. Other important detractors from performance included H&R Block, an financial services company, down 9.99%, and two health care companies, Pfizer, down 24.68% before being sold in December, and Eli Lilly, down 17.55%.

A company or sector's contribution to the Fund's performance is a product both of its appreciation or depreciation and it's weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

We have built a portfolio which is quite different in composition from the S&P 500 Index. The Fund's investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

DAVIS VENTURE VALUE FUND

TOP TEN EQUITY HOLDINGS
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
American Express Co.                             6.8%
Altria Group, Inc.                               5.2
Tyco International Ltd.                          4.6
American International Group, Inc.               4.4
Berkshire Hathaway, Inc. Class A                 4.3
HSBC Holdings PLC                                3.7
Comcast Corp. Class A                            3.5
JPMorgan Chase & Co.                             3.3
Costco Wholesale Corp.                           3.1
Wells Fargo & Co.                                3.1

INDUSTRY WEIGHTINGS
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
Financial Services                               19.3%
Insurance                                        17.8
Banking S & L                                    12.2
Oil & Gas                                         6.7
Consumer Products & Services                      6.2
Diversified Manufacturing                         4.6
Communication Services                            3.5
Food, Beverages & Restaurants                     3.4
Retailing                                         3.1
Packaging                                         2.8
Pharmaceuticals                                   2.7
Energy Sources                                    2.0
Real Estate                                       1.9
Computers                                         1.7
Building Materials                                1.4
Multimedia                                        1.4
Health Care Facilities                            1.2
Software                                          1.1
Transportation                                    0.9
Wholesale & Retail                                0.9
Telecommunications                                0.8
Publishing                                        0.6
Internet Software & Services                      0.5
Diversified Interests & Holdings                  0.4
Short Term Investments                            2.9
                                                -----
TOTAL                                           100.0%
                                                =====

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS VENTURE VALUE FUND - INITIAL CLASS AND THE S&P 500 INDEX*

               DAVIS VENTURE   S&P 500
                VALUE FUND      INDEX
Jul 17, 2000    $   10,000    $  10,000
Jul 31, 2000    $    9,640    $   9,478
Aug 31, 2000    $   10,220    $  10,067
Sep 30, 2000    $    9,770    $   9,535
Oct 31, 2000    $    9,790    $   9,495
Nov 30, 2000    $    9,300    $   8,747
Dec 31, 2000    $    9,858    $   8,790
Mar 31, 2001    $    8,885    $   7,747
Jun 30, 2001    $    9,156    $   8,206
Sep 30, 2001    $    7,943    $   6,999
Dec 31, 2001    $    8,812    $   7,752
Mar 31, 2002    $    8,731    $   7,772
Jun 30, 2002    $    7,894    $   6,733
Sep 30, 2002    $    6,897    $   5,572
Dec 31, 2002    $    7,380    $   6,043
Mar 31, 2003    $    7,028    $   5,852
Jun 30, 2003    $    8,248    $   6,752
Sep 30, 2003    $    8,405    $   6,931
Dec 31, 2003    $    9,632    $   7,775
Mar 31, 2004    $   10,037    $   7,905
Jun 30, 2004    $   10,098    $   8,041
Sep 30, 2004    $    9,984    $   7,891
Dec 31, 2004    $   10,831    $   8,608

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004**

                                                                                 LIFE OF
                                                      ONE YEAR    THREE YEARS    FUND***
                                                      --------    -----------    -------
INITIAL CLASS SHARES
Davis Venture Value Fund                               12.45%        7.12%         1.81%
S&P 500 Index                                          10.88%        3.59%        (3.30%)

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

VALUE SMALL CAP FUND (SUBADVISED BY OPCAP ADVISORS LLC)

Stocks were relatively flat through the first half of 2004, as investors dealt with the uncertainty surrounding oil prices, the economy, and the upcoming presidential election. But by mid-year, the economy hit what many referred to as a "soft patch", and US stock indices began to fall. These losses were recovered in the fourth quarter, however, when all sectors of the market posted gains, led by technology and consumer discretionary.

The net result was a strong calendar year for U.S. equities. From a sector perspective, energy and utilities were the top performing industries, while healthcare and technology were the worst. International stocks outperformed US stocks, small-caps outperformed large-caps, and value once again outperformed growth.

In this market environment, the Value Small Cap Fund returned 18.43% for the year, trailing the Russell 2000 Value Index return of 22.25%.

The Fund's underweight and poor stock selection in the materials sector negatively impacted performance during this period. Plastic packaging manufacturer Intertape Polymer Group and metal products manufacturer RTI International Metals both produced lackluster results for the year.

An overweighting of and poor stock selection in information technology also hurt performance. In particular, Brooks Automation, a global provider of automation services to the semiconductor industry, lost ground in the quarter. In addition, United Online, the corporation responsible for the internet service providers NetZero and Juno, posted disappointing returns.

On a more positive note, the Fund's performance was positively impacted by stock selection in the consumer discretionary sector. Interface Inc., a manufacturer of office interior products, and Jos. A. Bank, a manufacturer of classic men's clothing, both were solid contributors to performance. In addition, the Fund was helped by an overweight of the industrials industry.

We continue to believe the economy's soft patch is temporary and that growth will reaccelerate. We still believe there are attractive opportunities in select areas of the stock market, and we continue to believe that investors who focus on identifying stocks that have been oversold on negative sentiment, rather than on fundamentals, will be well positioned to profit.

VALUE SMALL CAP FUND

TOP TEN EQUITY HOLDINGS
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
Astec Industries, Inc.                           2.8%
Granite Construction, Inc.                       2.5
NeoPharm, Inc.                                   2.4
Wabash National Corp.                            2.2
Keystone Automotive Industries, Inc.             2.2
West Marine, Inc.                                2.1
Mobile Mini, Inc.                                2.0
Actuant Corp. Class A                            2.0
Dycom Industries, Inc.                           2.0
SCS Transportation, Inc.                         2.0

INDUSTRY WEIGHTINGS
AT DECEMBER 31, 2004

                                           % OF NET ASSETS
                                           ---------------
Financial Services                              14.3%
Real Estate                                     10.3
Retail                                           7.7
Building & Construction                          7.2
Medical Products                                 5.1
Diversified Manufacturing                        4.5
Trucking & Shipping                              4.2
Oil & Gas - Drilling Equipment                   3.6
Insurance                                        3.2
Automotive                                       3.2
Semiconductors                                   2.6
Drugs & Medical Products                         2.4
Computer Software                                2.4
Internet Software & Services                     2.1
Leasing                                          2.0
Electrical Engineering                           1.9
Computer Services                                1.8
Chemicals                                        1.5
Food Services                                    1.5
Oil - Exploration & Production                   1.5
Office Equipment                                 1.5
Energy                                           1.4
Property Casualty Insurance                      1.3
Commercial Services & Supplies                   1.3
Medical & Dental Instruments & Supplies          1.2
Airlines                                         1.1
Water/Sewer                                      1.1
Machinery/Engineering                            1.0
Telecommunication Services                       1.0
Commercial Services                              1.0
Telecommunications Equipment                     0.9
Business Services                                0.8
Manufacturing                                    0.8
Telecommunications                               0.5
Drugs & Pharmaceutical                           0.5
Health Services                                  0.4
Consulting Services                              0.4
Technology                                       0.2
Short Term Investments                           0.6
                                               -----
TOTAL                                          100.0%
                                               =====

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE SMALL CAP FUND - INITIAL CLASS AND THE RUSSELL 2000 VALUE INDEX*

                  VALUE SMALL CAP      RUSSELL 2000
                        FUND            VALUE INDEX
Jul 17, 2000      $        10,000      $     10,000
Jul 31, 2000      $        10,050      $      9,228
Aug 31, 2000      $        10,420      $      9,932
Sep 30, 2000      $        10,600      $      9,640
Oct 31, 2000      $        10,990      $      9,210
Nov 30, 2000      $        10,830      $      8,264
Dec 31, 2000      $        12,191      $      8,974
Mar 31, 2001      $        11,046      $     11,140
Jun 30, 2001      $        13,205      $     12,450
Sep 30, 2001      $        11,238      $     10,789
Dec 31, 2001      $        13,278      $     12,592
Mar 31, 2002      $        14,270      $     13,785
Jun 30, 2002      $        13,173      $     13,493
Sep 30, 2002      $        10,212      $     10,620
Dec 31, 2002      $        10,541      $     11,143
Mar 31, 2003      $         9,905      $     10,578
Jun 30, 2003      $        12,111      $     12,981
Sep 30, 2003      $        13,017      $     13,984
Dec 31, 2003      $        14,928      $     16,273
Mar 31, 2004      $        16,000      $     17,399
Jun 30, 2004      $        16,074      $     17,546
Sep 30, 2004      $        15,738      $     17,573
Dec 31, 2004      $        17,680      $     19,894

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004**

                                                                      LIFE OF
                                      ONE YEAR    THREE YEARS         FUND***
                                      --------    -----------         -------
INITIAL CLASS SHARES
Value Small Cap Fund                   18.43%        10.01%            13.63%
Russell 2000 Value Index               22.25%        16.50%            16.66%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, marketweighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The SC Blue Chip Mid Cap Fund returned 16.14% for the twelve months ended December 31, 2004 slightly trailing the 16.48% return for S&P MidCap 400 Index.

Unfavorable stock selection within the Health Care and Industrials sectors as well as an overweight position in Information Technology negatively impacted performance during the period. On the positive side, security selection within Information Technology, Financials, and Energy was strong during the past twelve months.

On an absolute basis, Countrywide Financial (Financials) was a stand out performer due to successful efforts to gain market share and diversify revenues, which spurred the shares' outperformance. Network Appliance (Information Technology) benefited from its strong growth and increasing market share in the data storage industry. VeriSign (Information Technology) more than doubled due to its successful internet registry business and its well-received acquisition of Jamba!

BEA Systems and Red Hat (both in Information Technology), and Career Education (Industrials) were some of the Fund's largest individual detractors on an absolute basis. BEA Systems was held back due to disappointing earnings results, while Red Hat retreated as the company restated earnings and transitioned to a new CFO. Shares of Career Education declined sharply after the company disclosed that the SEC had upgraded its inquiry into a formal investigation.

Moderate economic strength and growth in corporate profits overshadowed investors' concern regarding rising inflation, increase oil prices, act of terrorism, and turmoil in Iraq during the twelve-month period ended December 31, 2004. All major indexes posted positive returns during the period. Small caps remained strong, as the Russell 2000 Index gained 18% versus 11% for the S&P 500 Index, capping the sixth-consecutive year of small cap outperformance relative to large cap. Value stocks outperformed growth stocks. Within the S&P 400 MidCap Index, the Energy and Materials sectors were the top performers, while Information Technology, the best performer in 2003, was the only sector to post a negative return.

BLUE CHIP MID CAP FUND

TOP TEN EQUITY HOLDINGS
AT DECEMBER 31, 2004

                                                 % OF NET ASSETS
                                                 ---------------
Countrywide Financial Corp.                             2.3%
Pixar                                                   1.9
Rockwell Collins, Inc.                                  1.7
Paccar, Inc.                                            1.6
Parker-Hannifin Corp.                                   1.6
EOG Resources, Inc.                                     1.6
Education Management Corp.                              1.6
Legg Mason, Inc.                                        1.6
Amdocs Ltd.                                             1.6
Precision Castparts Corp.                               1.6

INDUSTRY WEIGHTINGS
AT DECEMBER 31, 2004

                                                 % OF NET ASSETS
                                                 ---------------
Capital Goods                                         10.0%
Energy                                                 8.5
Banks                                                  7.3
Materials                                              6.7
Software & Services                                    6.5
Insurance                                              6.2
Commercial Services & Supplies                         6.0
Consumer Durables & Apparel                            5.6
Diversified Financials                                 5.2
Media                                                  4.5
Pharmaceuticals & Biotechnology                        4.5
Technology Hardware & Equipment                        4.4
Automobiles & Components                               4.2
Hotels, Restaurants & Leisure                          4.0
Retailing                                              3.9
Utilities                                              2.7
Telecommunication Services                             2.6
Healthcare Equipment & Services                        2.3
Real Estate                                            1.8
Semiconductors & Semiconductor Equipment               1.4
Food, Beverages & Tobacco                              1.1
Transportation                                         0.3
Short Term Investments                                 0.5
Other assets less liabilities                         (0.2)
                                                     -----
TOTAL                                                100.0%
                                                     =====

BLUE CHIP MID CAP FUND

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND - INITIAL CLASS AND THE S&P MIDCAP 400 INDEX*

                  BLUE CHIP MID CAP   S&P MIDCAP 400
                        FUND              INDEX
Sep 1, 99         $        10,000     $      10,000
Sep 30, 99        $         9,700     $       9,691
Dec 31, 99        $        12,707     $      11,357
Mar 31, 2000      $        15,610     $      12,798
Jun 30, 2000      $        15,187     $      12,376
Sep 30, 2000      $        16,768     $      13,879
Dec 31, 2000      $        15,879     $      13,345
Mar 31, 2001      $        13,918     $      11,907
Jun 30, 2001      $        15,446     $      13,474
Sep 30, 2001      $        12,790     $      11,242
Dec 31, 2001      $        15,366     $      13,264
Mar 31, 2002      $        16,004     $      14,156
Jun 30, 2002      $        14,910     $      12,838
Sep 30, 2002      $        12,243     $      10,714
Dec 31, 2002      $        13,075     $      11,339
Mar 31, 2003      $        12,813     $      10,836
Jun 30, 2003      $        15,127     $      12,747
Sep 30, 2003      $        15,663     $      13,586
Dec 31, 2003      $        17,794     $      15,378
Mar 31, 2004      $        18,273     $      16,156
Jun 30, 2004      $        18,433     $      16,313
Sep 30, 2004      $        18,319     $      15,970
Dec 31, 2004      $        20,667     $      17,913

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004**


                                                                                 LIFE OF
                                      ONE YEAR    THREE YEARS     FIVE YEARS     FUND***
                                      --------    -----------     ----------     -------
INITIAL CLASS SHARES
Blue Chip Mid Cap Fund                 16.14%        10.38%         10.22%        14.58%
S&P MidCap 400 Index                   16.48%        10.53%          9.54%        11.55%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to December 31, 2004.

EXPENSE INFORMATION
DECEMBER 31, 2004 (UNAUDITED)

INFORMATION ABOUT YOUR FUND'S EXPENSES

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following tables are intended to increase your understanding of the ongoing costs of investing in each Fund. The following examples are based on the investment of $1,000 at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

ACTUAL EXPENSES: The first section of each table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During the Period".

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES): The second section of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds.

EXPENSE INFORMATION

SUN CAPITAL ALL CAP FUND

                                        BEGINNING       ENDING
                                         ACCOUNT        ACCOUNT       EXPENSES
                                          VALUE          VALUE       PAID DURING
                                        7/1/2004      12/31/2004     THE PERIOD*
                                      ------------   ------------   ------------
ACTUAL
Initial Class                         $   1,000.00   $   1,073.55   $       4.69
Service Class                         $   1,000.00   $   1,072.78   $       5.99
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Initial Class                         $   1,000.00   $   1,020.61   $       4.57
Service Class                         $   1,000.00   $   1,019.36   $       5.84

SUN CAPITAL MONEY MARKET FUND

                                        BEGINNING       ENDING
                                         ACCOUNT        ACCOUNT       EXPENSES
                                          VALUE          VALUE       PAID DURING
                                        7/1/2004      12/31/2004     THE PERIOD*
                                      ------------   ------------   ------------
ACTUAL
Initial Class                         $   1,000.00   $   1,005.29   $       3.28
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Initial Class                         $   1,000.00   $   1,021.87   $       3.30

SC DAVIS VENTURE VALUE FUND

                                        BEGINNING       ENDING
                                         ACCOUNT        ACCOUNT       EXPENSES
                                          VALUE          VALUE       PAID DURING
                                        7/1/2004      12/31/2004     THE PERIOD*
                                      ------------   ------------   ------------
ACTUAL
Initial Class                         $   1,000.00   $   1,072.59   $       4.69
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Initial Class                         $   1,000.00   $   1,020.61   $       4.57

SC BLUE CHIP MID CAP FUND

                                        BEGINNING       ENDING
                                         ACCOUNT        ACCOUNT       EXPENSES
                                          VALUE          VALUE       PAID DURING
                                        7/1/2004      12/31/2004     THE PERIOD*
                                      ------------   ------------   ------------
ACTUAL
Initial Class                         $   1,000.00   $   1,121.21   $       5.33
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Initial Class                         $   1,000.00   $   1,020.11   $       5.08

SUN CAPITAL INVESTMENT GRADE BOND FUND

                                        BEGINNING       ENDING
                                         ACCOUNT        ACCOUNT       EXPENSES
                                          VALUE          VALUE       PAID DURING
                                        7/1/2004      12/31/2004     THE PERIOD*
                                      ------------   ------------   ------------
ACTUAL
Initial Class                         $   1,000.00   $   1,058.02   $       3.88
Service Class                         $   1,000.00   $   1,056.21   $       5.17
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Initial Class                         $   1,000.00   $   1,021.37   $       3.81
Service Class                         $   1,000.00   $   1,020.11   $       5.08

SUN CAPITAL REAL ESTATE FUND

                                        BEGINNING       ENDING
                                         ACCOUNT        ACCOUNT       EXPENSES
                                          VALUE          VALUE       PAID DURING
                                        7/1/2004      12/31/2004     THE PERIOD*
                                      ------------   ------------   ------------
ACTUAL
Initial Class                         $   1,000.00   $   1,261.31   $       6.99
Service Class                         $   1,000.00   $   1,259.72   $       8.52
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Initial Class                         $   1,000.00   $   1,018.95   $       6.24
Service Class                         $   1,000.00   $   1,017.60   $       7.61

SC VALUE SMALL CAP FUND

                                        BEGINNING       ENDING
                                         ACCOUNT        ACCOUNT       EXPENSES
                                          VALUE          VALUE       PAID DURING
                                        7/1/2004      12/31/2004     THE PERIOD*
                                      ------------   ------------   ------------
ACTUAL
Initial Class                         $   1,000.00   $   1,099.88   $       5.28
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Initial Class                         $   1,000.00   $   1,020.11   $       5.08

   * For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year. The six-month annualized expense ratio was 0.90%, 1.15%, 0.75%, 1.00%, 0.65%, 1.23%, 1.50%, 0.90%,
     1.00% and 1.00% for the All Cap Fund - Initial Class, All Cap Fund - Service Class, Investment Grade Bond Fund - Initial Class, Investment Grade Bond Fund - Service Class, Money Market Fund - Initial Class, Real Estate Fund - Initial Class, Real Estate Fund - Service Class, Davis Venture Value Fund - Initial Class, Value Small Cap Fund - Initial Class and Blue Chip Mid Cap Fund - Initial Class, respectively.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004                                     SUN CAPITAL ADVISERS TRUST

                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK - 95.6%

AGRICULTURE - 4.6%
Bunge Ltd.                                                                        2,345   $      133,688
Delta and Pine Land Co.                                                           3,050           83,204
Monsanto Co.                                                                      2,836          157,540
                                                                                          --------------
                                                                                                 374,432
                                                                                          --------------
AUTO PARTS - 1.2%
Exide Technologies*                                                               7,040           97,011
                                                                                          --------------
AUTOMOTIVE - 1.9%
Navistar International Corp.*                                                     3,609          158,724
                                                                                          --------------
BANKS - 9.1%
Bank of America Corp.                                                             3,210          150,838
New York Community
  Bancorp, Inc.                                                                   7,735          159,109
State Street Corp.                                                                3,121          153,304
Wachovia Corp.                                                                    2,568          135,077
Wells Fargo & Co.                                                                 2,370          147,295
                                                                                          --------------
                                                                                                 745,623
                                                                                          --------------
BIOTECHNOLOGY - 7.6%
Amgen, Inc.*                                                                      2,309          148,122
Chiron Corp.*                                                                     4,860          161,984
ImClone Systems, Inc.*                                                            3,399          156,626
MedImmune, Inc.*                                                                  5,765          156,289
                                                                                          --------------
                                                                                                 623,021
                                                                                          --------------
BROADCASTING - RADIO/TV - 1.8%
Clear Channel Communications, Inc.                                                4,397          147,256
                                                                                          --------------
CABLE & SATELLITE OPERATORS - 1.9%
Comcast Corp. Class A*                                                            4,667          155,318
                                                                                          --------------
CABLE TV SERVICES - 4.0%
Cablevision Systems New York Group
  Class A*                                                                        6,333          157,692
EchoStar Communications Corp.
  Class A                                                                         5,104          169,657
                                                                                          --------------
                                                                                                 327,349
                                                                                          --------------
CHEMICALS - 1.9%
The Dow Chemical Co.                                                              3,065          151,748
                                                                                          --------------
COMPUTERS & BUSINESS EQUIPMENT - 1.4%
Brocade Communications
  Systems, Inc.*                                                                 14,432          110,260
                                                                                          --------------
COMPUTER & PERIPHERALS - 1.3%
SanDisk Corp.*                                                                    4,234          105,723
                                                                                          --------------
COSMETICS & TOILETRIES - 1.7%
Revlon, Inc. Class A*                                                            60,808   $      139,858
                                                                                          --------------
DIVERSIFIED MANUFACTURING - 1.7%
Tyco International Ltd.                                                           3,802          135,883
                                                                                          --------------
ELECTRICAL EQUIPMENT - 3.5%
GrafTech International Ltd.*                                                      8,914           84,326
Vicor Corp.                                                                      15,404          201,947
                                                                                          --------------
                                                                                                 286,273
                                                                                          --------------
ENERGY - 2.3%
Calpine Corp.*                                                                   46,710          184,037
                                                                                          --------------
ENTERTAINMENT - 3.1%
Blockbuster, Inc. Class A                                                         9,436           90,019
Electronic Arts, Inc.*                                                            2,582          159,258
                                                                                          --------------
                                                                                                 249,277
                                                                                          --------------
FIBER OPTICS - 2.0%
JDS Uniphase Corp.*                                                              52,736          167,173
                                                                                          --------------
FINANCE - 1.9%
CIT Group, Inc.                                                                   3,464          158,720
                                                                                          --------------
FINANCIAL SERVICES - 1.8%
Citigroup, Inc.                                                                   3,109          149,792
                                                                                          --------------
FOOD, BEVERAGES & TOBACCO - 3.2%
American Italian Pasta Co. Class A                                                  850           19,763
Archer-Daniels-Midland Co.                                                        7,159          159,717
Performance Food Group, Inc.*                                                     2,968           79,869
                                                                                          --------------
                                                                                                 259,349
                                                                                          --------------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Baxter International, Inc.                                                        3,893          134,464
                                                                                          --------------
HEALTH CARE PROVIDER & SERVICES - 3.7%
HCA, Inc.                                                                         3,735          149,251
Manor Care, Inc.                                                                  4,382          155,254
                                                                                          --------------
                                                                                                 304,505
                                                                                          --------------
INDUSTRIAL - 3.0%
UNOVA, Inc.*                                                                      9,540          241,267
                                                                                          --------------
MANUFACTURING - DIVERSIFIED - 3.5%
The Timken Co.                                                                    5,171          134,550
Trinity Industries, Inc.                                                          4,404          150,088
                                                                                          --------------
                                                                                                 284,638
                                                                                          --------------

See Notes to Financial Statements.

                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------
MEDICAL DEVICES - 1.8%
Boston Scientific Corp.*                                                          4,188   $      148,883
                                                                                          --------------
PHOTO EQUIPMENT - 1.8%
Eastman Kodak Co.                                                                 4,613          148,769
                                                                                          --------------
PIPELINES - 3.7%
Dynegy, Inc. Class A*                                                            16,139           74,562
The Williams Cos., Inc.                                                          13,860          225,780
                                                                                          --------------
                                                                                                 300,342
                                                                                          --------------
RAILROADS - 1.8%
Union Pacific Corp.                                                               2,156          144,991
                                                                                          --------------
SEMICONDUCTORS - 1.0%
Agere Systems, Inc.*                                                             60,696           81,940
                                                                                          --------------
SOFTWARE & SERVICES - 3.3%
Ascential Software Corp.*                                                         5,467           89,167
Parametric Technology Corp.*                                                     30,149          177,577
                                                                                          --------------
                                                                                                 266,744
                                                                                          --------------
TELECOMMUNICATIONS EQUIPMENT - 7.5%
Arris Group, Inc.*                                                               18,553   $      130,613
C-Cor.net Corp.*                                                                  9,919           92,247
Lucent Technologies, Inc.*                                                       64,032          240,760
Tellabs, Inc.*                                                                   17,570          150,926
                                                                                          --------------
                                                                                                 614,546
                                                                                          --------------
TRANSPORTATION - 2.2%
GATX Corp.                                                                        6,092          180,080
                                                                                          --------------
WASTE MANAGEMENT - 2.8%
Clean Harbors, Inc.*                                                             15,045          226,879
                                                                                          --------------
Total Common Stock
  (cost $6,762,619)                                                                            7,804,875
                                                                                          --------------
SHORT TERM INVESTMENTS - 3.6%

MUTUAL FUNDS - 3.6%
Federated Prime Obligation                                                      291,398          291,398
SSGA Money Market Fund                                                              163              163
                                                                                          --------------
Total Short Term Investments
  (amortized cost $291,561)                                                                      291,561
                                                                                          --------------
TOTAL INVESTMENTS - 99.2%
  (cost $7,054,180)                                                                            8,096,436
Other assets less liabilities - 0.8%                                                              63,203
                                                                                          --------------
NET ASSETS - 100.0%                                                                       $    8,159,639
                                                                                          ==============

*  Non-income producing security

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004                                     SUN CAPITAL ADVISERS TRUST

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                             (000)             VALUE
--------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 1.6%

Airplanes Pass Through
  Trust Series D
  10.88%, 3/15/19 (3)                                                    $          494   $        4,939
California Infrastructure
  Development
  6.42%, 9/25/08                                                                    136          139,859
Peco Energy Transition Trust
  6.13%, 3/1/09                                                                     750          802,009
                                                                                          --------------
Total Asset Backed Securities
  (cost $1,237,313)                                                                              946,807
                                                                                          --------------
CORPORATE DEBT OBLIGATIONS - 42.2%

AUTOMOTIVE - 1.6%
Ford Motor Co.
  7.45%, 7/16/31                                                                    900          905,164
                                                                                          --------------
BROADCASTING/MEDIA - 4.2%
Continental Cablevision, Inc.
  9.50%, 8/1/13                                                                     975        1,055,565
News America, Inc.
  6.75%, 1/9/38                                                                     300          337,355
Time Warner Entertainment Co.
  10.15%, 5/1/12                                                                    800        1,049,522
                                                                                          --------------
                                                                                               2,442,442
                                                                                          --------------
BUILDING CONSTRUCTION - 2.1%
Centex Corp.
  7.35%, 4/4/06                                                                     135          140,429
KB Home & Broad Home Corp.
  6.38%, 8/15/11                                                                    650          682,500
Pulte Homes, Inc.
  7.88%, 6/15/32                                                                    320          377,446
                                                                                          --------------
                                                                                               1,200,375
                                                                                          --------------
ELECTRIC UTILITIES - 4.5%
Allegheny Energy Supply
  Co. LLC
  8.25%, 4/15/12 (1)                                                                750          838,125
CenterPoint Energy, Inc.
  6.85%, 6/1/15                                                                     625          691,816
Edison Mission Energy
  9.88%, 4/15/11                                                                    285          337,725
Potomac Edison Co.
  5.35%, 11/15/14 (1)                                                               500          503,891
PSEG Energy Holdings, Inc.
  8.50%, 6/15/11                                                                    200          228,250
                                                                                          --------------
                                                                                               2,599,807
                                                                                          --------------
FINANCIAL SERVICES - 1.1%
Washington Mutual Bank
  5.13%, 1/15/15                                                         $          660   $      655,516
                                                                                          --------------
FOODS - 1.2%
Dole Food Co., Inc.
  7.25%, 6/15/10                                                                    700          719,250
                                                                                          --------------
GAMING - 2.9%
Harrah's Operating Co., Inc.
  5.38%, 12/15/13                                                                 1,000        1,005,250
MGM Mirage, Inc.
  8.50%, 9/15/10                                                                    600          682,500
                                                                                          --------------
                                                                                               1,687,750
                                                                                          --------------
GAS & PIPELINE UTILITIES - 1.5%
Dynegy Holdings, Inc.
  6.88%, 4/1/11                                                                     200          192,500
Enterprise Products Operating L.P.
  5.60%, 10/15/14 (1)                                                               700          706,209
                                                                                          --------------
                                                                                                 898,709
                                                                                          --------------
HEALTH SERVICES - 1.3%
Medco Health Solutions, Inc.
  7.25%, 8/15/13                                                                    650          727,122
                                                                                          --------------
INSURANCE - 1.9%
Assurant, Inc.
  5.63%, 2/15/14                                                                    600          619,649
Liberty Mutual Group, Inc.
  7.00%, 3/15/34 (1)                                                                500          505,546
                                                                                          --------------
                                                                                               1,125,195
                                                                                          --------------
INSURANCE - LIFE/HEALTH - 1.0%
Wellpoint, Inc.
  5.00%, 12/15/14 (1)                                                               575          573,190
                                                                                          --------------
OIL - 2.1%
Amerada Hess Corp.
  7.30%, 8/15/31                                                                    500          557,800
Pemex Finance Ltd.
  9.03%, 2/15/11                                                                    600          691,806
                                                                                          --------------
                                                                                               1,249,606
                                                                                          --------------
PAPER - 1.1%
Abitibi-Consolidated, Inc.
  5.25%, 6/20/08                                                                    650          636,187
                                                                                          --------------

See Notes to Financial Statements.

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                             (000)             VALUE
--------------------------------------------------------------------------------------------------------
REAL ESTATE - 6.0%
Commercial Net Lease Realty
  6.25%, 6/15/14                                                         $          750   $      780,476
  7.13%, 3/15/08                                                                    600          642,412
Reckson Operating Partnership
  5.15%, 1/15/11                                                                    700          706,049
Shurgard Storage Centers, Inc.
  5.88%, 3/15/13                                                                    600          620,053
Westfield Capital Corp.
  5.13%, 11/15/14 (1)                                                               750          746,396
                                                                                          --------------
                                                                                               3,495,386
                                                                                          --------------
RETAIL - 1.1%
Safeway, Inc.
  5.63%, 8/15/14                                                                    600          619,055
                                                                                          --------------
SOVEREIGN - 2.7%
Aries Vermogensverwaltungs
  Series C
  9.60%, 10/25/14 (1)                                                               750          922,500
Republic of South Africa
  6.50%, 6/2/14                                                                     600          657,000
                                                                                          --------------
                                                                                               1,579,500
                                                                                          --------------
TELECOMMUNICATIONS - 3.8%
America Movil S.A. de C.V
  5.50%, 3/1/14                                                                     650          642,138
AT&T Wireless Services, Inc.
  8.75%, 3/1/31                                                                     500          674,157
Intelsat
  6.50%, 11/1/13                                                                    260          236,600
Sprint Capital Corp.
  6.90%, 5/1/19                                                                     600          671,214
                                                                                          --------------
                                                                                               2,224,109
                                                                                          --------------
TOBACCO - 1.4%
Altria Group, Inc.
  7.00%, 11/4/13                                                                    750          812,662
                                                                                          --------------
TRANSPORTATION - 0.7%
Continental Airlines, Inc.
  6.41%, 4/15/07                                                                     63           59,466
  8.05%, 11/1/20                                                                    358          362,509
                                                                                          --------------
                                                                                                 421,975
                                                                                          --------------
Total Corporate Debt Obligations
  (cost $23,018,926)                                                                          24,573,000
                                                                                          --------------
COMMERCIAL MORTGAGE
  BACKED SECURITIES - 4.6%

Commercial Mortgage Asset
  Trust Series 1999-C1 Class F
  6.25%, 1/17/32 (1)                                                     $          400   $      425,273
CS First Boston Mortgage
  Securities Corp.
  Series 2000-C1 Class A2
  7.55%, 4/14/62                                                                    400          456,686
GMAC Commercial Mortgage
  Securities, Inc.
  Series 2003-C1 Class A2
  4.08%, 5/10/36                                                                    800          770,981
  4.22%, 4/10/40                                                                    220          220,818
LB-UBS Commercial Mortgage
  Trust Series 2002-C2 Class A1
  3.83%, 6/15/26                                                                    511          513,397
Morgan Stanley Capital I
  Series 1997-XL1 Class A1
  6.59%, 10/3/30                                                                     38           37,773
Wachovia Bank Comercial
  Mortgage Trust
  Series 2003-C9 Class A2
  3.96%, 12/15/35                                                                   235          234,716
                                                                                          --------------
Total Commercial Mortgage
  Backed Securities
  (cost $2,521,559)                                                                            2,659,644
                                                                                          --------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 45.8%

Federal Home Loan Mortgage
  3.00%, 9/29/06                                                                  2,000        1,987,162
  4.75%, 8/1/32                                                                     757          776,413
  4.75%, 10/11/12                                                                 2,000        1,997,506
  5.00%, 9/1/19                                                                     510          518,048
  5.00%, 11/1/19                                                                  1,056        1,073,042
  5.00%, 6/1/34                                                                     970          964,210
  5.50%, 10/1/17                                                                    322          333,171
  5.50%, 11/1/17                                                                    621          641,992
  5.50%, 9/15/28                                                                    600          620,530
  5.50%, 6/1/33                                                                     550          558,898
  5.50%, TBA                                                                        500          507,812
  5.75%, 4/15/08                                                                  1,250        1,334,811
  6.00%, 1/1/17                                                                     300          314,579
  6.00%, 2/1/29                                                                      37           37,927
  6.50%, 10/1/16                                                                    244          258,831
  6.50%, 11/1/16                                                                     20           21,278
  6.50%, 9/1/34                                                                     749          786,450

See Notes to Financial Statements.

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                             (000)             VALUE
--------------------------------------------------------------------------------------------------------
  7.00%, 11/1/29                                                         $           67   $       71,008
  7.00%, 1/1/31                                                                      38           40,300
  7.00%, 4/1/31                                                                      12           12,568
  7.00%, 8/1/31                                                                     165          174,533
  7.50%, 3/1/30                                                                      19           20,735
  7.50%, 12/1/30                                                                     56           59,972
  9.00%, 11/1/06                                                                      1            1,190
Federal National Mortgage Assn
  4.50%, 6/1/19                                                                   1,898        1,893,633
  5.00%, 6/1/18                                                                     713          724,778
  5.00%, 7/1/34                                                                     736          730,649
  5.00%, TBA                                                                      1,300        1,320,312
  5.50%, 12/1/32 (2)                                                              1,844        1,874,918
  6.00%, 12/1/13                                                                     27           27,841
  6.00%, 11/1/16                                                                     39           41,321
  6.00%, 1/25/32                                                                  1,197        1,239,676
  6.00%, TBA                                                                        750          775,313
  8.00%, 8/1/30                                                                       9            9,893
Government National Mortgage
  Assn
  5.50%, TBA                                                                      1,100        1,122,343
  6.00%, 8/15/16                                                                    129          135,571
  6.50%, 9/15/31                                                                    196          206,538
  6.50%, 3/15/32                                                                    265          279,135
  6.50%, 9/15/32                                                                    296          311,590
  6.50%, 10/15/32                                                                   492          518,313
  7.00%, 12/15/14                                                                    38           40,264
  7.00%, 2/15/28                                                                     46           49,125
  7.50%, 3/15/30                                                                     39           42,185
  7.50%, 9/15/30                                                                     92           98,350
Tennessee Valley Authority
  Series A
  5.63%, 1/18/11                                                                    200          214,865
U.S. Treasury Notes
  3.88%, 1/15/09 (2)                                                              1,746        1,956,666
                                                                                          --------------
Total U.S. Government
  Agency Obligations
  (cost $26,347,275)                                                                          26,726,245
                                                                                          --------------

SHORT TERM INVESTMENTS - 11.4%

COMMERCIAL PAPER - 7.9%
American General Finance Corp.
  2.34%, 1/13/05                                                         $        2,300   $    2,298,206
General Electric Capital Corp.
  2.28%, 1/13/05                                                                  2,300        2,300,000
                                                                                          --------------
                                                                                               4,598,206
                                                                                          --------------
                                                                             SHARES
                                                                         --------------
MUTUAL FUNDS - 3.5%
Federated Prime Obligation                                                    2,068,283        2,068,283
SSGA Money Market Fund                                                                7                7
                                                                                          --------------
                                                                                               2,068,290
                                                                                          --------------
Total Short Term
  Investments
  (cost $6,666,496)                                                                            6,666,496
                                                                                          --------------
TOTAL INVESTMENTS - 105.6%
  (cost $59,791,569)                                                                          61,572,192
Other assets less
  liabilities - (5.6)%                                                                        (3,249,042)
                                                                                          --------------
NET ASSETS - 100.0%                                                                       $   58,323,150
                                                                                          ==============

TBA = to be announced
(1) Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 these securities amounted to $5,221,130, representing 8.95% of net assets.
(2) Security or a portion of the security has been designated as collateral for TBA securities.
(3)  Security is in default.

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004                                     SUN CAPITAL ADVISERS TRUST
PRINCIPAL

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                             (000)             VALUE
--------------------------------------------------------------------------------------------------------
BANKERS ACCEPTANCE - 4.0%

Bank of America NA
  2.27%, 1/21/05
  (amortized cost $4,793,947)                                            $        4,800   $    4,793,947
                                                                                          --------------
COMMERCIAL PAPER - 70.9%

American Express Credit Corp.
  2.27%, 1/6/05                                                                   1,500        1,500,000
American General Finance Corp.
  2.30%, 1/6/05 (1)                                                               3,800        3,798,786
  2.32%, 1/7/05 (1)                                                               1,000          999,613
BellSouth Corp.
  2.28%, 1/5/05 (1)                                                               1,583        1,582,599
  2.28%, 1/7/05 (1)                                                               2,900        2,898,898
Caterpillar Financial Services NV
  2.20%, 1/3/05                                                                   1,500        1,499,817
CIT Group, Inc.
  2.44%, 3/28/05                                                                  4,765        4,737,225
Citicorp
  2.30%, 1/12/05                                                                  4,900        4,900,000
Coca-Cola Co.
  2.26%, 1/24/05                                                                  1,870        1,867,300
  2.30%, 2/15/05                                                                  3,000        2,991,375
Export Development Corp.
  2.25%, 2/22/05                                                                  4,945        4,928,929
FCAR Owner Trust
  2.04%, 1/4/05                                                                   1,800        1,799,694
  2.08%, 1/4/05                                                                   3,500        3,499,393
General Electric Capital Corp.
  2.17%, 1/11/05                                                                  2,000        2,000,000
  2.37%, 2/15/05                                                                  2,950        2,950,000
Harley Davidson
  2.38%, 1/3/05 (1)                                                               1,740        1,739,770
HSBC Finance Corp.
  2.32%, 1/20/05                                                                  4,995        4,988,884
International Business Machines
  Corp. (IBM)
  2.28%, 2/1/05                                                                   4,875        4,865,429
Morgan Stanley Dean Witter & Co.
  2.17%, 1/5/05                                                                   5,045        5,043,783
National Rural Utilities Cooperative
  Finance Corp.
  2.23%, 1/10/05                                                                    900          899,498
  2.32%, 1/13/05                                                                  4,000        3,996,907
Pfizer, Inc.
  2.26%, 1/14/05 (1)                                                              3,355        3,352,262
Province of British Columbia
  2.22%, 3/14/05                                                                  2,400        2,389,344
SBC Communications, Inc.
  2.35%, 2/7/05 (1)                                                      $        5,000   $    4,987,924
Thunder Bay Funding, Inc.
  2.20%, 1/14/05 (1)                                                              3,940        3,936,870
Toyota Credit de Puerto Rico
  2.08%, 1/3/05                                                                   2,100        2,099,757
Toyota Motor Credit Co.
  2.28%, 2/7/05                                                                   2,200        2,194,845
UBS Finance, Inc.
  2.30%, 1/11/05                                                                  3,663        3,660,660
                                                                                          --------------
Total Commercial Paper
  (amortized cost $86,109,562)                                                                86,109,562
                                                                                          --------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 21.6%

Federal Home Loan Mortgage
  1.95%, 3/31/05                                                                  4,335        4,314,102
  2.02%, 5/3/05                                                                   3,000        2,979,463
  2.21%, 1/28/05                                                                  4,000        3,993,370
  2.24%, 1/11/05                                                                  4,800        4,797,020
Federal National Mortgage Assn
  2.16%, 1/10/05                                                                  4,500        4,497,570
  2.20%, 2/23/05                                                                  4,000        3,987,044
U.S. Treasury Bills
  2.14%, 2/24/05                                                                  1,700        1,694,543
                                                                                          --------------
Total U.S. Government
  Agency Obligations
  (amortized cost $26,263,112)                                                                26,263,112
                                                                                          --------------

                                                                             SHARES
                                                                         --------------
MUTUAL FUNDS - 3.7%

Federated Prime Obligation                                                    4,454,563        4,454,563
SSGA Money Market Fund                                                            1,334            1,334
                                                                                          --------------
Total Mutual Funds
  (amortized cost $4,455,897)                                                                  4,455,897
                                                                                          --------------
TOTAL INVESTMENTS - 100.2%
  (cost $121,622,518)                                                                        121,622,518
Other assets less
  liabilities - (0.2)%                                                                          (223,755)
                                                                                          --------------
NET ASSETS - 100.0%                                                                       $  121,398,763
                                                                                          ==============

(1) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 these securities amounted to $23,296,721, representing 19.19% of net assets.

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004                                     SUN CAPITAL ADVISERS TRUST

                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT
  TRUSTS - 98.4%
APARTMENTS - 21.4%
Archstone-Smith Trust                                                           177,053   $    6,781,130
AvalonBay Communities, Inc.                                                      41,459        3,121,863
BRE Properties, Inc.                                                            138,246        5,572,696
Equity Residential Properties
  Trust                                                                         156,917        5,677,257
United Dominion Realty
  Trust, Inc.                                                                   221,470        5,492,456
                                                                                          --------------
                                                                                              26,645,402
                                                                                          --------------
DIVERSIFIED - 5.8%
Vornado Realty Trust                                                             94,547        7,197,863
                                                                                          --------------
HOTELS & RESTAURANTS - 9.0%
Host Marriott Corp.                                                             214,905        3,717,857
MeriStar Hospitality Corp.*                                                     890,631        7,436,769
                                                                                          --------------
                                                                                              11,154,626
                                                                                          --------------
MIXED - 6.1%
Duke Realty Corp.                                                                84,691        2,891,351
Reckson Associates Realty Corp.                                                 142,208        4,665,844
                                                                                          --------------
                                                                                               7,557,195
                                                                                          --------------
MORTGAGE - 2.0%
Gramercy Capital Corp.                                                          118,488        2,440,853
                                                                                          --------------
OFFICE - 12.3%
Alexandria Real Estate
  Equities, Inc.                                                                 82,615        6,148,208
CarrAmerica Realty Corp.                                                        120,415        3,973,695
SL Green Realty Corp.                                                            85,183        5,157,831
                                                                                          --------------
                                                                                              15,279,734
                                                                                          --------------
REGIONAL MALLS - 15.0%
Macerich Co.                                                                    151,974        9,543,967
Simon Property Group, Inc.                                                      140,552        9,089,498
                                                                                          --------------
                                                                                              18,633,465
                                                                                          --------------
SHOPPING CENTERS - 13.7%
Developers Diversified
  Realty Corp.                                                                  154,136        6,839,014
Kimco Realty Corp.                                                               91,709        5,318,205
Regency Centers Corp.                                                            87,485        4,846,669
                                                                                          --------------
                                                                                              17,003,888
                                                                                          --------------
STORAGE - 4.9%
Shurgard Storage Centers, Inc.
  Class A                                                                       139,631   $    6,145,160
                                                                                          --------------
TRIPLE NET LEASES - 3.5%
American Financial Realty Trust                                                 266,062        4,304,883
                                                                                          --------------
WAREHOUSE & INDUSTRIAL - 4.7%
ProLogis Trust                                                                  135,937        5,890,150
                                                                                          --------------
Total Real Estate Investment Trusts
  (cost $93,487,248)                                                                         122,253,219
                                                                                          --------------
SHORT-TERM INVESTMENTS - 1.4%

MUTUAL FUNDS - 1.4%
Federated Prime Obligation
  (amortized cost $1,699,255)                                                 1,699,255        1,699,255
                                                                                          --------------
TOTAL INVESTMENTS - 99.8%
  (cost $95,186,503)                                                                         123,952,474
Other assets less
  liabilities - 0.2%                                                                             238,177
                                                                                          --------------
NET ASSETS - 100.0%                                                                       $  124,190,651
                                                                                          ==============

* Non-income producing security

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004                                     SUN CAPITAL ADVISERS TRUST

                                                           COUNTRY
                                                             CODE                SHARES            VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK - 97.1%

BANKING S & L - 12.2%
Fifth Third Bancorp                                                              13,900   $      657,192
Golden West
  Financial Corp.                                                                25,200        1,547,784
HSBC Holdings
  PLC                                                         GB                112,288        1,890,964
Lloyds TSB Group
  PLC ADR                                                                        11,800          434,122
State Street Corp.                                                                2,600          127,712
Wells Fargo & Co.                                                                25,700        1,597,255
                                                                                          --------------
                                                                                               6,255,029
                                                                                          --------------
BUILDING MATERIALS - 1.4%
Martin Marietta
  Materials, Inc.                                                                 7,000          375,620
Vulcan Materials Co.                                                              6,500          354,965
                                                                                          --------------
                                                                                                 730,585
                                                                                          --------------
COMMUNICATION SERVICES - 3.5%
Comcast Corp. Class A
  Special*                                                                       54,400        1,786,496
                                                                                          --------------
COMPUTERS - 1.7%
Lexmark International, Inc.
  Class A*                                                                       10,600          901,000
                                                                                          --------------
CONSUMER PRODUCTS & SERVICES - 6.2%
Altria Group, Inc.                                                               43,900        2,682,290
Iron Mountain, Inc.*                                                             15,900          484,791
                                                                                          --------------
                                                                                               3,167,081
                                                                                          --------------
DIVERSIFIED INTERESTS & HOLDINGS - 0.4%
Rentokil Initial PLC                                          GB                 73,700          208,620
                                                                                          --------------
DIVERSIFIED MANUFACTURING - 4.6%
Tyco International Ltd.                                                          66,330        2,370,634
                                                                                          --------------
ENERGY SOURCES - 2.0%
Devon Energy Corp.                                                               25,800        1,004,136
                                                                                          --------------
FINANCIAL SERVICES - 19.3%
American Express Co.                                                             61,900        3,489,303
Citigroup, Inc.                                                                  33,033        1,591,530
D&B Corp.*                                                                        9,300          554,745
H&R Block, Inc.                                                                  16,400          803,600
JPMorgan Chase & Co.                                                             43,296        1,688,977
Moody's Corp.                                                                     8,600          746,910
Morgan Stanley                                                                    7,500          416,400
Providian Financial
  Corp.*                                                                         12,200   $      200,934
Takefuji Corp.                                                JP                  6,300          424,988
                                                                                          --------------
                                                                                               9,917,387
                                                                                          --------------
FOOD, BEVERAGES & RESTAURANTS - 3.4%
Diageo PLC ADR                                                                   13,300          769,804
Heineken Holding NV
  Class A                                                     NL                 15,025          452,551
Hershey Foods Corp.                                                               9,800          544,292
                                                                                          --------------
                                                                                               1,766,647
                                                                                          --------------
HEALTH CARE FACILITIES - 1.2%
HCA, Inc.                                                                        15,900          635,364
                                                                                          --------------
HOUSEHOLD DURABLES - 0.0%
Hunter Douglas NV                                             NL                    200           10,627
                                                                                          --------------
INSURANCE - 17.8%
American International
  Group, Inc.                                                                    34,700        2,278,749
Aon Corp.                                                                        15,400          367,444
Berkshire Hathaway,
  Inc. Class A*                                                                      25        2,197,500
Loews Corp.                                                                      14,200          998,260
Markel Corp.*                                                                       140           50,960
Marsh & McLennan
  Cos., Inc.                                                                     16,000          526,400
The Chubb Corp.                                                                   2,100          161,490
The Principal Financial
  Group, Inc.                                                                     5,200          212,888
The Progressive Corp.                                                            18,400        1,561,056
Transatlantic Holdings,
  Inc                                                                            12,687          784,437
                                                                                          --------------
                                                                                               9,139,184
                                                                                          --------------
INTERNET SOFTWARE & SERVICES - 0.5%
IAC/ InterActiveCorp*                                                            10,000          276,200
                                                                                          --------------
MULTIMEDIA - 1.4%
Lagardere S.C.A.                                              FR                  9,800          704,439
                                                                                          --------------
OIL & GAS - 6.7%
ConocoPhillips                                                                   14,364        1,247,226
EOG Resources, Inc.                                                              11,100          792,096
Occidental Petroleum
  Corp.                                                                          18,000        1,050,480
Transocean, Inc.*                                                                 8,500          360,315
                                                                                          --------------
                                                                                               3,450,117
                                                                                          --------------

See Notes to Financial Statements.

PACKAGING - 2.8%

                                                           COUNTRY
                                                             CODE                SHARES            VALUE
--------------------------------------------------------------------------------------------------------
PACKAGING - 2.8%
Sealed Air Corp.*                                                                26,600   $    1,416,982
                                                                                          --------------
PHARMACEUTICALS - 2.7%
Cardinal Health, Inc.                                                            11,000          639,650
Eli Lilly & Co.                                                                   8,700          493,725
Novartis AG                                                   CH                  5,200          261,139
                                                                                          --------------
                                                                                               1,394,514
                                                                                          --------------
PUBLISHING - 0.6%
Gannett, Inc.                                                                     3,500          285,950
                                                                                          --------------
REAL ESTATE - 1.9%
CenterPoint
  Properties Trust                                                               20,396          976,764
                                                                                          --------------
RETAILING - 3.1%
Costco Wholesale
  Corp.                                                                          33,400        1,616,894
                                                                                          --------------
SOFTWARE - 1.1%
Microsoft Corp.                                                                  20,600          550,226
                                                                                          --------------
TELECOMMUNICATIONS - 0.8%
Nokia Corp. ADR                                                                   9,500          148,865
SK Telecom Co., Ltd.
  ADR                                                                            11,000          244,750
                                                                                          --------------
                                                                                                 393,615
                                                                                          --------------
TRANSPORTATION - 0.9%
United Parcel Services,
  Inc. Class B                                                                    5,500          470,030
                                                                                          --------------
WHOLESALE & RETAIL - 0.9%
AutoZone, Inc.*                                                                   4,900          447,419
                                                                                          --------------
Total Common Stock
  (cost $39,126,982)                                                                          49,875,940
                                                                                          --------------

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                             (000)             VALUE
--------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT - 2.9%
REPURCHASE AGREEMENT - 2.9%
State Street Bank and Trust Company
  2.17%, 1/03/05
  (collateralized by $1,515,000
  Federal Home Loan Mortgage
  Corporation, 2.325%, 04/14/06 with
  a value of $1,507,523, total to be
  received $1,475,267)
  (cost $1,475,000)                                                      $        1,475   $    1,475,000
                                                                                          --------------
TOTAL INVESTMENTS - 100.0%
  (cost $40,601,982)                                                                          51,350,940
Other assets less
  liabilities - 0.0%                                                                              10,749
                                                                                          --------------
NET ASSETS - 100.0%                                                                       $   51,361,689
                                                                                          ==============

* Non-income producing security
ADR = American Depositary Receipt
CH = Switzerland
FR = France
GB = Great Britain
JP = Japan
NL = Netherlands

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004                                     SUN CAPITAL ADVISERS TRUST

                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK - 99.4%
AIRLINES - 1.1%
AirTran Holdings, Inc.*                                                          93,400   $      999,380
                                                                                          --------------
AUTOMOTIVE - 3.2%
Keystone Automotive
  Industries, Inc.*                                                              82,600        1,920,450
LKQ Corp.*                                                                       43,800          879,066
                                                                                          --------------
                                                                                               2,799,516
                                                                                          --------------
BUILDING & CONSTRUCTION - 7.2%
Astec Industries, Inc.*                                                         142,500        2,452,425
Dycom Industries, Inc*                                                           57,900        1,767,108
Granite Construction,
  Inc.                                                                           82,600        2,197,160
                                                                                          --------------
                                                                                               6,416,693
                                                                                          --------------
BUSINESS SERVICES - 0.8%
Certegy, Inc.                                                                    21,100          749,683
                                                                                          --------------
CHEMICALS - 1.5%
Hercules, Inc.*                                                                  89,400        1,327,590
                                                                                          --------------
COMMERCIAL SERVICES - 1.0%
Chemed Corp.                                                                     13,500          905,985
                                                                                          --------------
COMMERCIAL SERVICES & SUPPLIES - 1.3%
SOURCECORP, Inc.*                                                                60,000        1,146,600
                                                                                          --------------
COMPUTER SERVICES - 1.8%
Overland Storage, Inc.*                                                          23,800          397,222
RadiSys Corp.*                                                                   30,000          586,500
Tier Technologies,
  Inc.*                                                                          70,300          650,275
                                                                                          --------------
                                                                                               1,633,997
                                                                                          --------------
COMPUTER SOFTWARE - 2.4%
Parametric Technology
  Corp.*                                                                        108,900          641,421
Renaissance Learning,
  Inc.                                                                           80,500        1,494,080
                                                                                          --------------
                                                                                               2,135,501
                                                                                          --------------
CONSULTING SERVICES - 0.4%
Gartner, Inc. Class A*                                                           28,500          355,110
                                                                                          --------------
DIVERSIFIED MANUFACTURING - 4.5%
Actuant Corp. Class A*                                                           34,700        1,809,605
Blount International,
  Inc.*                                                                          72,700        1,266,434
TTM Technologies, Inc.*                                                          77,800          918,040
                                                                                          --------------
                                                                                               3,994,079
                                                                                          --------------
DRUGS & MEDICAL PRODUCTS - 2.4%
NeoPharm, Inc.*                                                                 172,100   $    2,152,971
                                                                                          --------------
DRUGS & PHARMACEUTICAL - 0.5%
Nastech Pharmaceutical
  Company, Inc.*                                                                 33,100          400,179
                                                                                          --------------
ELECTRICAL ENGINEERING - 1.9%
EMCOR Group, Inc.*                                                               37,700        1,703,286
                                                                                          --------------
ENERGY - 1.4%
MDU Resources
  Group, Inc.                                                                    46,593        1,243,101
                                                                                          --------------
FINANCIAL SERVICES - 14.3%
Affiliated Managers
  Group, Inc.*                                                                   21,000        1,422,540
BISYS Group, Inc.*                                                              106,200        1,746,990
CapitalSource, Inc.*                                                             37,500          962,625
First State
  Bancorporation                                                                 44,341        1,629,975
Hancock Holding Co.                                                              43,500        1,455,510
Pacific Capital
  Bancorp                                                                        46,000        1,563,540
Piper Jaffray Cos., Inc.*                                                        27,900        1,337,805
Prosperity Bancshares,
  Inc                                                                            53,700        1,568,577
Texas Regional
  Bancshares, Inc.
  Class A                                                                        32,700        1,068,636
                                                                                          --------------
                                                                                              12,756,198
                                                                                          --------------
FOOD SERVICES - 1.5%
Performance Food
  Group Co.*                                                                     49,200        1,323,972
                                                                                          --------------
HEALTH SERVICES - 0.4%
Enzon Pharmaceuticals,
  Inc.*                                                                          27,200          373,184
                                                                                          --------------
INSURANCE - 3.2%
Delphi Financial Group,
  Inc. Class A                                                                   31,500        1,453,725
Triad Guaranty, Inc.*                                                            23,700        1,433,376
                                                                                          --------------
                                                                                               2,887,101
                                                                                          --------------
INTERNET SOFTWARE & SERVICES - 2.1%
Digitas, Inc.*                                                                   77,800          742,990
E.piphany, Inc.*                                                                103,000          497,490
eResearch Technology,
  Inc.*                                                                          39,600          627,660
                                                                                          --------------
                                                                                               1,868,140
                                                                                          --------------

See Notes to Financial Statements.

                                                                                 SHARES       VALUE
--------------------------------------------------------------------------------------------------------
LEASING - 2.0%
Mobile Mini, Inc.*                                                               54,900   $    1,813,896
                                                                                          --------------
MACHINERY/ENGINEERING - 1.0%
National-Oilwell, Inc.*                                                          15,600          550,524
Varian, Inc.*                                                                     9,200          377,292
                                                                                          --------------
                                                                                                 927,816
                                                                                          --------------
MANUFACTURING - 0.8%
Roper Industries, Inc.                                                           11,000          668,470
                                                                                          --------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.2%
Abaxis, Inc.*                                                                    71,700        1,038,933
                                                                                          --------------
MEDICAL PRODUCTS - 5.1%
Martek Biosciences
  Corp.*                                                                         32,700        1,674,240
Northfield Laboratories,
  Inc.*                                                                          38,300          863,665
Omnicell, Inc.*                                                                  81,200          893,200
Third Wave
  Technologies*                                                                 126,300        1,086,180
                                                                                          --------------
                                                                                               4,517,285
                                                                                          --------------
OFFICE EQUIPMENT - 1.5%
Interface, Inc.
  Class A*                                                                      129,100        1,287,127
                                                                                          --------------
OIL - EXPLORATION & PRODUCTION - 1.5%
Range Resources Corp.                                                            64,000        1,309,440
                                                                                          --------------
OIL & GAS - DRILLING EQUIPMENT - 3.6%
FMC Technologies,
  Inc.*                                                                          51,000        1,642,200
Universal Compression
  Holdings, Inc.*                                                                45,900        1,602,369
                                                                                          --------------
                                                                                               3,244,569
                                                                                          --------------
PROPERTY CASUALTY INSURANCE - 1.3%
Tower Group, Inc.                                                                95,700        1,148,400
                                                                                          --------------
REAL ESTATE - 10.3%
Capital Automotive
  REIT                                                                           45,300        1,609,283
Feldman Mall Properties,
  Inc.*                                                                         101,700        1,323,117
Lexington Corporate
  Properties Trust                                                               26,200          591,596
MHI Hospitality Corp.*                                                          131,600        1,308,104
Nationwide Health
  Properties, Inc.                                                               55,000        1,306,250
Newcastle Investment
  Corp.                                                                          46,700        1,484,126
Spirit Finance Corp.*                                                           120,100   $    1,519,265
                                                                                          --------------
                                                                                               9,141,741
                                                                                          --------------
RETAIL - 7.7%
Cache, Inc.*                                                                     80,900        1,457,818
J. Jill Group, Inc.*                                                             93,300        1,389,237
Pacific Sunwear of
  California, Inc.*                                                              39,300          874,818
School Specialty,
  Inc.*                                                                          33,200        1,280,192
West Marine, Inc.*                                                               74,600        1,846,350
                                                                                          --------------
                                                                                               6,848,415
                                                                                          --------------
SEMICONDUCTORS - 2.6%
Brooks Automation,
  Inc.*                                                                          45,200          778,344
Fairchild Semiconductor
  International, Inc.
  Class A*                                                                       37,900          616,254
Mattson Technology,
  Inc.*                                                                          80,900          910,934
                                                                                          --------------
                                                                                               2,305,532
                                                                                          --------------
TECHNOLOGY - 0.2%
ScanSource, Inc.*                                                                 2,500          155,400
                                                                                          --------------
TELECOMMUNICATIONS - 0.5%
EMS Technologies,
  Inc.*                                                                          27,500          457,050
                                                                                          --------------
TELECOMMUNICATIONS EQUIPMENT - 0.9%
CommScope, Inc.*                                                                 41,600          786,240
                                                                                          --------------
TELECOMMUNICATION SERVICES - 1.0%
Iowa Telecommunication
  Services, Inc.                                                                 43,000          927,510
                                                                                          --------------
TRUCKING & SHIPPING - 4.2%
SCS Transportation,
  Inc.*                                                                          75,500        1,764,435
Wabash National
  Corp.*                                                                         74,100        1,995,513
                                                                                          --------------
                                                                                               3,759,948
                                                                                          --------------
WATER/SEWER - 1.1%
Southwest Water Co.                                                              71,820          965,979
                                                                                          --------------
Total Common Stock
  (cost $75,400,731)                                                                          88,476,017
                                                                                          --------------

See Notes to Financial Statements.

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                             (000)             VALUE
--------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT - 0.6%
REPURCHASE AGREEMENT - 0.6%
State Street Bank and Trust
  Company 0.90%, 1/03/05
  (collateralized by $490,000
  U.S. Treasury Bonds,
  6.375%, 08/15/27 with a
  value of $597,953, total
  to be received $581,044)
  (cost $581,000)                                                        $          581          581,000
                                                                                          --------------
TOTAL INVESTMENTS - 100.0%
  (cost $75,981,731)                                                                          89,057,017
Other assets less liabilities - 0.0%                                                             (26,313)
                                                                                          --------------
NET ASSETS - 100.0%                                                                       $   89,030,704
                                                                                          ==============

*  Non-income producing security

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004                                     SUN CAPITAL ADVISERS TRUST

                                                           COUNTRY
                                                             CODE                SHARES            VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK - 99.7%
AUTOMOBILES & COMPONENTS - 4.2%
BorgWarner, Inc.                                                                 24,300   $    1,316,331
Johnson Controls, Inc.                                                           16,700        1,059,448
Lear Corp.                                                                       22,500        1,372,725
                                                                                          --------------
                                                                                               3,748,504
                                                                                          --------------
BANKS - 7.3%
Bank of Hawaii Corp.                                                             14,500          735,730
City National Corp.                                                              14,800        1,045,620
Countrywide Financial
  Corp.                                                                          54,500        2,017,045
Golden West Financial
  Corp.                                                                          16,000          982,720
Hibernia Corp. Class A                                                           35,000        1,032,850
UnionBanCal Corp.                                                                11,900          767,312
                                                                                          --------------
                                                                                               6,581,277
                                                                                          --------------
CAPITAL GOODS - 10.0%
Eaton Corp.                                                                      17,100        1,237,356
Fastenal Co.                                                                     10,100          621,756
Oshkosh Truck Corp.                                                               9,000          615,420
Paccar, Inc.                                                                     17,950        1,444,616
Parker-Hannifin Corp.                                                            18,800        1,423,912
Precision Castparts Corp.                                                        21,100        1,385,848
Rockwell Collins, Inc.                                                           39,500        1,557,880
Rolls-Royce Group PLC                                          GB               138,803          656,836
                                                                                          --------------
                                                                                               8,943,624
                                                                                          --------------
COMMERCIAL SERVICES & SUPPLIES - 6.0%
Apollo Group, Inc.*                                                              10,800          871,668
Education Management
  Corp.*                                                                         43,000        1,419,430
Equifax, Inc.                                                                    42,700        1,199,870
Manpower, Inc.                                                                   14,600          705,180
Monster Worldwide,
  Inc.*                                                                          32,400        1,089,936
Robert Half
   International, Inc.                                                            3,400          100,062
                                                                                          --------------
                                                                                               5,386,146
                                                                                          --------------
CONSUMER DURABLES & APPAREL - 5.6%
Centex Corp.                                                                      8,800          524,304
Coach, Inc.*                                                                     19,400        1,094,160
D.R. Horton, Inc.                                                                31,700        1,277,827
Lennar Corp.                                                                      9,640          546,395
Liz Claiborne, Inc.                                                               8,700          367,227
Mohawk Industries,
  Inc.*                                                                          10,000   $      912,500
Polaris Industries, Inc.                                                          3,900          265,278
                                                                                          --------------
                                                                                               4,987,691
                                                                                          --------------
DIVERSIFIED FINANCIALS - 5.2%
Blackrock, Inc. Class A                                                          10,500          811,230
Legg Mason, Inc.                                                                 19,350        1,417,581
Providian Financial
  Corp.*                                                                         71,500        1,177,605
State Street Corp.                                                               13,300          653,296
Takefuji Corp.                                                 JP                 8,310          560,579
                                                                                          --------------
                                                                                               4,620,291
                                                                                          --------------
ENERGY - 8.5%
Chesapeake Energy
  Corp.                                                                          54,200          894,300
EOG Resources, Inc.                                                              19,900        1,420,064
GlobalSantaFe Corp.                                                              21,100          698,621
Nabors Industries Ltd.*                                                          13,900          712,931
Noble Corp.*                                                                      8,800          437,712
Premcor, Inc.                                                                    28,700        1,210,279
Valero Energy Corp.                                                              19,800          898,920
XTO Energy, Inc.                                                                 37,775        1,336,480
                                                                                          --------------
                                                                                               7,609,307
                                                                                          --------------
FOOD, BEVERAGES & TOBACCO - 1.1%
Constellation Brands,
  Inc. Class A*                                                                  20,700          962,757
                                                                                          --------------
HEALTHCARE EQUIPMENT & SERVICES - 2.3%
Edwards Lifesciences
  Corp.*                                                                         22,300          920,098
McKesson HBOC, Inc.                                                              12,900          405,834
Medco Health
  Solutions, Inc.*                                                               18,700          777,920
                                                                                          --------------
                                                                                               2,103,852
                                                                                          --------------
HOTELS, RESTAURANTS & LEISURE - 4.0%
Gtech Holdings Corp.                                                             30,400          788,880
Harrah's
  Entertainment, Inc.                                                            18,200        1,217,398
MGM Mirage*                                                                      13,000          945,620
Wynn Resorts Ltd.*                                                               10,000          669,200
                                                                                          --------------
                                                                                               3,621,098
                                                                                          --------------

See Notes to Financial Statements.

                                                           COUNTRY
                                                             CODE                SHARES            VALUE
--------------------------------------------------------------------------------------------------------
INSURANCE - 6.2%
Ambac Financial Group,
  Inc.                                                                            8,375   $      687,839
Brown & Brown, Inc.                                                               7,200          313,560
Everest Re Group Ltd.                                                             6,800          609,008
Fidelity National
  Financial, Inc.                                                                12,480          569,961
Gallagher Arthur J. &
  Co                                                                             24,000          780,000
IPC Holdings Ltd.                                                                15,100          657,001
Marsh & McLennan
  Cos., Inc.                                                                     25,500          838,950
White Mountains
  Insurance Group Ltd.                                                            1,720        1,111,120
                                                                                          --------------
                                                                                               5,567,439
                                                                                          --------------
MATERIALS - 6.7%
Cameco Corp.                                                                     12,900        1,352,694
Cemex S. A. de
  C.V. ADR                                                                       10,300          375,126
Pactiv Corp.*                                                                    34,800          880,092
Rinker Group                                                   AU                16,550          968,367
Rohm & Haas Co.                                                                  27,000        1,194,210
Smurfit-Stone
  Container Corp.*                                                               35,400          661,272
The Scotts Co.
  Class A*                                                                        7,400          544,048
                                                                                          --------------
                                                                                               5,975,809
                                                                                          --------------
MEDIA - 4.5%
E.W. Scripps Co.
  Class A                                                                        12,300          593,844
EchoStar
  Communications
  Corp. Class A                                                                  31,200        1,037,088
Lamar Advertising Co.
  Class A*                                                                       18,250          780,735
Pixar*                                                                           19,500        1,669,395
                                                                                          --------------
                                                                                               4,081,062
                                                                                          --------------
PHARMACEUTICALS & BIOTECHNOLOGY - 4.5%
Biovail Corp.*                                                                   41,400          684,342
Cephalon, Inc.*                                                                  13,900          707,232
Elan Corp. PLC ADR*                                                              34,200          931,950
Millennium
  Pharmaceuticals*                                                               79,200          959,904
Watson
  Pharmaceuticals,
  Inc.*                                                                          22,100   $      725,101
                                                                                          --------------
                                                                                               4,008,529
                                                                                          --------------
REAL ESTATE - 1.8%
Host Marriott Corp.                                                              48,900          845,970
iStar Financial, Inc.                                                            16,100          728,686
                                                                                          --------------
                                                                                               1,574,656
                                                                                          --------------
RETAILING - 3.9%
Abercrombie & Fitch
  Co. Class A                                                                    22,400        1,051,680
Genuine Parts Co.                                                                 3,800          167,428
Michaels Stores, Inc                                                             43,600        1,306,692
PETsMART, Inc.                                                                   24,400          866,932
Ross Stores, Inc.                                                                 4,900          141,463
                                                                                          --------------
                                                                                               3,534,195
                                                                                          --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
Analog Devices, Inc.                                                             18,000          664,560
International
  Rectifier Corp.*                                                               12,400          552,668
                                                                                          --------------
                                                                                               1,217,228
                                                                                          --------------
SOFTWARE & SERVICES - 6.5%
Alliance Data
  Systems Corp.*                                                                 15,000          712,200
Amdocs Ltd.*                                                                     53,200        1,396,500
CheckFree Corp.*                                                                 22,700          864,416
Electronic Arts, Inc.*                                                           21,600        1,332,288
The BISYS Group,
  Inc.*                                                                          61,900        1,018,255
VeriSign, Inc.*                                                                  16,400          549,728
                                                                                          --------------
                                                                                               5,873,387
                                                                                          --------------
TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
CDW Corp.                                                                        18,300        1,214,205
NCR Corp.*                                                                        7,100          491,533
Network Appliance,
  Inc.*                                                                          32,600        1,082,972
Polycom, Inc.*                                                                    6,400          149,248
Research In Motion
  Ltd.*                                                                           4,500          370,890
SanDisk Corp.*                                                                   25,900          646,723
                                                                                          --------------
                                                                                               3,955,571
                                                                                          --------------

See Notes to Financial Statements.

                                                           COUNTRY
                                                             CODE                SHARES            VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.6%
American Tower Corp.
  Class A*                                                                       62,100   $    1,142,640
Citizens
  Communications Co.                                                             83,400        1,150,086
                                                                                          --------------
                                                                                               2,292,726
                                                                                          --------------
TRANSPORTATION - 0.3%
ACE Aviation Holdings,
  Inc. Class A*                                                CA                 8,600          254,119
                                                                                          --------------
UTILITIES - 2.7%
Cinergy Corp.                                                                    26,300        1,094,869
Energy East Corp.                                                                21,000          560,280
Wisconsin Energy Corp.                                                           22,300          751,733
                                                                                          --------------
                                                                                               2,406,882
                                                                                          --------------
Total Common Stock
   (cost $68,075,257)                                                                         89,306,150
                                                                                          --------------

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                             (000)
                                                                         --------------
SHORT TERM INVESTMENT - 0.5%
REPURCHASE AGREEMENT - 0.5%
State Street Bank and
   Trust Company 2.00%,
   1/3/05 (collateralized by
   $485,000 U.S. Treasury
   Note, 1.500%, 07/31/05
   with a value of
   $485,069, total to be
   received $475,079)
   (cost $475,000)                                                       $          475          475,000
                                                                                          --------------
TOTAL INVESTMENTS - 100.2%
   (cost $68,550,257)                                                                         89,781,150
Liabilities in excess of
   other assets - (0.2%)                                                                        (172,457)
                                                                                          --------------
NET ASSETS - 100.0%                                                                       $   89,608,693
                                                                                          ==============

* Non-income producing security
ADR = American Depositary Receipt
AU = Australia
CA = Canada
GB = Great Britain
JP = Japan

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004                                     SUN CAPITAL ADVISERS TRUST

                                                               ALL CAP       INVESTMENT GRADE     MONEY MARKET        REAL ESTATE
                                                                FUND             BOND FUND            FUND               FUND
                                                          ----------------   ----------------   ----------------   ----------------
ASSETS
Investment in securities, at value                        $      8,096,436   $     61,572,192   $    121,622,518   $    123,952,474
Cash                                                                    --                 --                 --                 --
Interest and dividends receivable                                    5,624            561,689             21,794            480,775
Receivable for Fund shares sold                                         --                785             10,107            110,996
Receivable for investments sold                                    133,713                 --                 --                 --
Receivable due from adviser                                         38,874                 --                 --                 --
Other assets                                                         1,492             26,261             25,783             25,954
                                                          ----------------   ----------------   ----------------   ----------------
Total Assets                                                     8,276,139         62,160,927        121,680,202        124,570,199
                                                          ----------------   ----------------   ----------------   ----------------
LIABILITIES
Payable for investments purchased                                   77,523          3,727,946                 --                 --
Payable for Fund shares redeemed                                     2,924             21,002             96,188             33,762
Adviser fee payable                                                     --             39,319            133,114            273,666
Distribution fee payable                                               462                391                 --             10,867
Accrued expenses and other liabilities                              35,591             49,119             52,137             61,253
                                                          ----------------   ----------------   ----------------   ----------------
Total Liabilities                                                  116,500          3,837,777            281,439            379,548
                                                          ----------------   ----------------   ----------------   ----------------
NET ASSETS                                                $      8,159,639   $     58,323,150   $    121,398,763   $    124,190,651
                                                          ================   ================   ================   ================
COMPOSITION OF NET ASSETS
Paid-in Capital                                                  6,997,984         55,994,589        121,400,120         80,790,475
Undistributed (distributions in excess of)
  net investment income                                                 --              3,430                 --          3,936,195
Accumulated net realized gain (loss) on investments                119,399            544,508             (1,357)        10,698,010
Net unrealized appreciation (depreciation) of
  investments and foreign currency transactions                  1,042,256          1,780,623                 --         28,765,971
                                                          ----------------   ----------------   ----------------   ----------------
                                                          $      8,159,639   $     58,323,150   $    121,398,763   $    124,190,651
                                                          ================   ================   ================   ================
INITIAL CLASS
  Net Assets                                                     7,048,694         57,619,138        121,398,763        102,300,175
  Share of Beneficial Interest                                     565,191          5,710,456        121,400,120   $      5,380,764
  Net asset value per share                               $          12.47   $          10.09   $           1.00   $          19.01
                                                          ================   ================   ================   ================
SERVICE CLASS
  Net Assets                                                     1,110,945            704,012                 --         21,890,476
  Share of Beneficial Interest                                      87,333             69,287                 --          1,089,994
  Net asset value per share                               $          12.72   $          10.16   $             --   $          20.08
                                                          ================   ================   ================   ================
Investments in securities, at cost                        $      7,054,180   $     59,791,569   $    121,622,518   $     95,186,503
                                                          ================   ================   ================   ================

                                                                                                    BLUE CHIP
                                                            DAVIS VENTURE     VALUE SMALL CAP        MID CAP
                                                             VALUE FUND            FUND                FUND
                                                          ----------------   ----------------   ----------------
ASSETS
Investment in securities, at value                        $     51,350,940   $     89,057,017   $     89,781,150
Cash                                                                 1,046                335                953
Interest and dividends receivable                                   77,187             65,720             64,987
Receivable for Fund shares sold                                     17,523             12,496                 69
Receivable for investments sold                                         --             79,380            326,338
Receivable due from adviser                                             --                 --                 --
Other assets                                                        10,513             17,162             18,399
                                                          ----------------   ----------------   ----------------
Total Assets                                                    51,457,209         89,232,110         90,191,896
                                                          ----------------   ----------------   ----------------
LIABILITIES
Payable for investments purchased                                       --                 --            350,927
Payable for Fund shares redeemed                                       154             14,052             48,944
Adviser fee payable                                                 52,087            135,473            127,959
Distribution fee payable                                                --                 --                 --
Accrued expenses and other liabilities                              43,279             51,881             55,373
                                                          ----------------   ----------------   ----------------
Total Liabilities                                                   95,520            201,406            583,203
                                                          ----------------   ----------------   ----------------
NET ASSETS                                                $     51,361,689   $     89,030,704   $     89,608,693
                                                          ================   ================   ================
COMPOSITION OF NET ASSETS
Paid-in Capital                                                 45,618,712         64,865,842         66,237,153
Undistributed (distributions in excess of)
  net investment income                                            406,360                593            105,885
Accumulated net realized gain (loss) on investments             (5,412,431)        11,088,983          2,034,806
Net unrealized appreciation (depreciation) of
  investments and foreign currency transactions                 10,749,048         13,075,286         21,230,849
                                                          ----------------   ----------------   ----------------
                                                          $     51,361,689   $     89,030,704   $     89,608,693
                                                          ================   ================   ================
INITIAL CLASS
  Net Assets                                                    51,361,689         89,030,704         89,608,693
  Share of Beneficial Interest                                   4,839,586          5,851,972          4,942,525
  Net asset value per share                               $          10.61   $          15.21   $           8.13
                                                          ================   ================   ================
SERVICE CLASS
  Net Assets                                                            --                 --                 --
  Share of Beneficial Interest                                          --                 --                 --
  Net asset value per share                               $             --   $             --   $             --
                                                          ================   ================   ================
Investments in securities, at cost                        $     40,601,982   $     75,981,731   $     68,550,257
                                                          ================   ================   ================

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004                  SUN CAPITAL ADVISERS TRUST

                                                               ALL CAP       INVESTMENT GRADE     MONEY MARKET        REAL ESTATE
                                                                FUND             BOND FUND            FUND               FUND
                                                          ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME
  Interest                                                $          2,454   $      3,401,915   $      1,656,689   $         37,785
  Dividends                                                         69,696                 --                 --          4,730,344
                                                          ----------------   ----------------   ----------------   ----------------
Total investment income                                             72,150          3,401,915          1,656,689          4,768,129
                                                          ----------------   ----------------   ----------------   ----------------
EXPENSES
  Investment advisory fee                                           42,712            366,992            583,101            927,438
  Distribution fee                                                     729              1,049                 --             21,673
  Custody and fund accounting                                       61,248             77,173             63,203             71,855
  Audit                                                             22,555             23,781             22,551             23,783
  Legal                                                              2,889             25,764             49,278             41,901
  Printing                                                              --              9,767             12,990             26,597
  Administration                                                    61,210             61,058             51,904             61,094
  Transfer agency                                                    8,648              8,336              7,430             10,987
  Trustees fees                                                      7,951              7,952              7,951              7,951
  Insurance                                                          1,533             18,415             32,358             22,905
  Miscellaneous fees                                                   810              3,187              1,015              5,148
                                                          ----------------   ----------------   ----------------   ----------------
Total expenses                                                     210,285            603,474            831,781          1,221,332
                                                          ----------------   ----------------   ----------------   ----------------
  Less: Reduction of advisory fees                                 (42,712)          (143,811)           (74,654)              (811)
        Reimbursement of operating expenses                       (111,928)                --                 --                 --
                                                          ----------------   ----------------   ----------------   ----------------
  Net expenses                                                      55,645            459,663            757,127          1,220,521
                                                          ----------------   ----------------   ----------------   ----------------
  NET INVESTMENT INCOME (LOSS)                                      16,505          2,942,252            899,562          3,547,608
                                                          ----------------   ----------------   ----------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND FOREIGN
  CURRENCY
  Net realized gain (loss) from investments and
    foreign currency transactions                                  745,502            559,166                (21)        10,844,617
  Net increase (decrease) in unrealized appreciation
    (depreciation) on investments and translation
    of assets and liabilities in foreign currencies                449,420            202,061                 --         16,139,167
                                                          ----------------   ----------------   ----------------   ----------------
Net realized and unrealized gain (loss) on investments
  and foreign currency                                           1,194,922            761,227                (21)        26,983,784
                                                          ----------------   ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     $      1,211,427   $      3,703,479   $        899,541   $     30,531,392
                                                          ================   ================   ================   ================

                                                                                                    BLUE CHIP
                                                            DAVIS VENTURE     VALUE SMALL CAP        MID CAP
                                                             VALUE FUND            FUND                FUND
                                                          ----------------   ----------------   ----------------
INVESTMENT INCOME
  Interest                                                $         13,003   $         13,519   $         76,618
  Dividends                                                        794,863            707,183            826,671
                                                          ----------------   ----------------   ----------------
Total investment income                                            807,866            720,702            903,289
                                                          ----------------   ----------------   ----------------
EXPENSES
  Investment advisory fee                                          349,288            638,940            637,872
  Distribution fee                                                      --                 --                 --
  Custody and fund accounting                                       60,919             67,707             87,608
  Audit                                                             23,022             22,987             23,022
  Legal                                                             19,748             33,933             36,354
  Printing                                                           4,562             15,219             13,174
  Administration                                                    51,883             51,885             51,953
  Transfer agency                                                    7,621              7,272              7,416
  Trustees fees                                                      7,951              7,951              7,952
  Insurance                                                         12,628             21,537             21,754
  Miscellaneous fees                                                 2,285              3,915              3,634
                                                          ----------------   ----------------   ----------------
Total expenses                                                     539,907            871,346            890,739
                                                          ----------------   ----------------   ----------------
  Less: Reduction of advisory fees                                (120,762)           (72,671)           (93,470)
        Reimbursement of operating expenses                             --                 --                 --
                                                          ----------------   ----------------   ----------------
  Net expenses                                                     419,145            798,675            797,269
                                                          ----------------   ----------------   ----------------
  NET INVESTMENT INCOME (LOSS)                                     388,721            (77,973)           106,020
                                                          ----------------   ----------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND FOREIGN
  CURRENCY
  Net realized gain (loss) from investments and
    foreign currency transactions                                   21,318         12,175,214          5,868,324
  Net increase (decrease) in unrealized appreciation
    (depreciation) on investments and translation
    of assets and liabilities in foreign currencies              5,244,095          1,506,611          6,410,294
                                                          ----------------   ----------------   ----------------
Net realized and unrealized gain (loss) on investments
  and foreign currency                                           5,265,413         13,681,825         12,278,618
                                                          ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     $      5,654,134   $     13,603,852   $     12,384,638
                                                          ================   ================   ================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SUN CAPITAL ADVISERS TRUST

                                                                                     ALL CAP FUND
                                                                         ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                         ------------------------------------
                                                                               2004                2003
                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                                           $         16,505    $         18,945
  Net realized gain (loss) from investments and foreign currency
    transactions                                                                  745,502             280,430
  Net increase (decrease) in unrealized appreciation (depreciation)
    on investments and translation of assets and liabilities in
    foreign currencies                                                            449,420             911,409
                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                 1,211,427           1,210,784
                                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Initial Class                                                                   (17,942)            (17,001)
  Service Class                                                                      (292)                 --
  Net realized gain on investments
  Initial Class                                                                  (634,577)            (15,947)
  Service Class                                                                   (82,287)                 --
                                                                         ----------------    ----------------
Net decrease in net assets from distributions                                    (735,098)            (32,948)
                                                                         ----------------    ----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                       3,999,188           2,358,428
  Net proceeds from reinvestment of distributions                                 735,098              32,948
  Shares redeemed                                                              (2,133,241)           (267,389)
                                                                         ----------------    ----------------
Net increase (decrease) in net assets from share transactions                   2,601,045           2,123,987
                                                                         ----------------    ----------------
Total increase (decrease) in net assets                                         3,077,374           3,301,823
NET ASSETS
Beginning of period                                                             5,082,265           1,780,442
                                                                         ----------------    ----------------
End of period+                                                           $      8,159,639    $      5,082,265
                                                                         ================    ================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                     328,841             233,939
  Shares issued to shareholders from reinvestment of distributions                 60,306               2,918
  Shares redeemed                                                                (180,360)            (29,224)
                                                                         ----------------    ----------------
  Net increase (decrease)                                                         208,787             207,633
                                                                         ================    ================
+ Includes undistributed net investment income (loss)                    $             --    $          1,682
                                                                         ================    ================

                                                                              INVESTMENT GRADE BOND FUND
                                                                         ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                         ------------------------------------
                                                                               2004                2003
                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                                           $      2,942,252    $      3,596,751
  Net realized gain (loss) from investments and foreign currency
    transactions                                                                  559,166             788,671
  Net increase (decrease) in unrealized appreciation (depreciation)
    on investments and translation of assets and liabilities in
    foreign currencies                                                            202,061           1,907,043
                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                 3,703,479           6,292,465
                                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Initial Class                                                                (2,934,230)         (3,611,788)
  Service Class                                                                   (19,198)                 --
  Net realized gain on investments
  Initial Class                                                                  (407,770)                 --
  Service Class                                                                        --                  --
                                                                         ----------------    ----------------
Net decrease in net assets from distributions                                  (3,361,198)         (3,611,788)
                                                                         ----------------    ----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                       6,694,713          12,560,488
  Net proceeds from reinvestment of distributions                               3,361,199           3,611,788
  Shares redeemed                                                             (18,410,276)        (20,196,327)
                                                                         ----------------    ----------------
Net increase (decrease) in net assets from share transactions                  (8,354,364)         (4,024,051)
                                                                         ----------------    ----------------
Total increase (decrease) in net assets                                        (8,012,083)         (1,343,374)
NET ASSETS
Beginning of period                                                            66,335,233          67,678,607
                                                                         ----------------    ----------------
End of period+                                                           $     58,323,150    $     66,335,233
                                                                         ================    ================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                     667,021           1,278,813
  Shares issued to shareholders from reinvestment of distributions                336,065             365,651
  Shares redeemed                                                              (1,843,485)         (2,055,489)
                                                                         ----------------    ----------------
  Net increase (decrease)                                                        (840,399)           (411,025)
                                                                         ================    ================
+ Includes undistributed net investment income (loss)                    $          3,430    $          5,587
                                                                         ================    ================

                                                                                   MONEY MARKET FUND
                                                                         ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                         ------------------------------------
                                                                               2004                2003
                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                                           $        899,562    $        792,677
  Net realized gain (loss) from investments and foreign currency
    transactions                                                                      (21)                453
  Net increase (decrease) in unrealized appreciation (depreciation)
    on investments and translation of assets and liabilities in
    foreign currencies                                                                 --                  --
                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                   899,541             793,130
                                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Initial Class                                                                  (899,562)           (792,677)
  Service Class                                                                        --                  --
  Net realized gain on investments
  Initial Class                                                                        --                  --
  Service Class                                                                        --                  --
                                                                         ----------------    ----------------
Net decrease in net assets from distributions                                    (899,562)           (792,677)
                                                                         ----------------    ----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                     105,203,008         138,242,739
  Net proceeds from reinvestment of distributions                                 899,562             792,677
  Shares redeemed                                                             (97,707,454)       (175,395,161)
                                                                         ----------------    ----------------
Net increase (decrease) in net assets from share transactions                   8,395,116         (36,359,745)
                                                                         ----------------    ----------------
Total increase (decrease) in net assets                                         8,395,095         (36,359,292)
NET ASSETS
Beginning of period                                                           113,003,668         149,362,960
                                                                         ----------------    ----------------
End of period+                                                           $    121,398,763    $    113,003,668
                                                                         ================    ================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                 105,203,008         138,242,739
  Shares issued to shareholders from reinvestment of distributions                899,562             792,677
  Shares redeemed                                                             (97,707,453)       (175,395,161)
                                                                         ----------------    ----------------
  Net increase (decrease)                                                       8,395,117         (36,359,745)
                                                                         ================    ================
+ Includes undistributed net investment income (loss)                    $             --    $             --
                                                                         ================    ================

See Notes to Financial Statements.

                                                                                   REAL ESTATE FUND
                                                                         ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                         ------------------------------------
                                                                               2004                2003
                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                                           $      3,547,608    $      2,497,229
  Net realized gain (loss) from investments and foreign currency
    transactions                                                               10,844,617           2,592,748
  Net increase (decrease) in unrealized appreciation (depreciation)
    on investments and translation of assets and liabilities in
    foreign currencies                                                         16,139,167          12,262,673
                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                30,531,392          17,352,650
                                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Initial Class                                                                (1,506,234)                 --
  Service Class                                                                        --                  --
  Net realized gain on investments
  Initial Class                                                                (3,445,312)                 --
  Service Class                                                                        --                  --
                                                                         ----------------    ----------------
Net decrease in net assets from distributions                                  (4,951,546)                 --
                                                                         ----------------    ----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                      33,204,616          25,727,511
  Net proceeds from reinvestment of distributions                               4,951,546                  --
  Shares redeemed                                                             (18,239,952)         (8,695,925)
                                                                         ----------------    ----------------
Net increase (decrease) in net assets from share transactions                  19,916,210          17,031,586
                                                                         ----------------    ----------------
Total increase (decrease) in net assets                                        45,496,056          34,384,236
NET ASSETS
Beginning of period                                                            78,694,595          44,310,359
                                                                         ----------------    ----------------
End of period+                                                           $    124,190,651    $     78,694,595
                                                                         ================    ================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                   2,036,554           1,954,473
  Shares issued to shareholders from reinvestment of distributions                319,867                  --
  Shares redeemed                                                              (1,099,897)           (732,041)
                                                                         ----------------    ----------------
  Net increase (decrease)                                                       1,256,524           1,222,432
                                                                         ================    ================
+ Includes undistributed net investment income (loss)                    $      3,936,195    $      1,894,821
                                                                         ================    ================

                                                                               DAVIS VENTURE VALUE FUND
                                                                         ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                         ------------------------------------
                                                                               2004                2003
                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                                           $        388,721    $        312,881
  Net realized gain (loss) from investments and foreign currency
    transactions                                                                   21,318            (509,763)
  Net increase (decrease) in unrealized appreciation (depreciation)
    on investments and translation of assets and liabilities in
    foreign currencies                                                          5,244,095          10,401,882
                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                 5,654,134          10,205,000
                                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Initial Class                                                                  (307,156)           (213,141)
  Service Class                                                                        --                  --
  Net realized gain on investments
  Initial Class                                                                        --                  --
  Service Class                                                                        --                  --
                                                                         ----------------    ----------------
Net decrease in net assets from distributions                                    (307,156)           (213,141)
                                                                         ----------------    ----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                       6,263,730           5,447,573
  Net proceeds from reinvestment of distributions                                 307,156             213,141
  Shares redeemed                                                              (4,770,768)         (3,631,725)
                                                                         ----------------    ----------------
Net increase (decrease) in net assets from share transactions                   1,800,118           2,028,989
                                                                         ----------------    ----------------
Total increase (decrease) in net assets                                         7,147,096          12,020,848
NET ASSETS
Beginning of period                                                            44,214,593          32,193,745
                                                                         ----------------    ----------------
End of period+                                                           $     51,361,689    $     44,214,593
                                                                         ================    ================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                     638,176             681,374
  Shares issued to shareholders from reinvestment of distributions                 32,096              25,711
  Shares redeemed                                                                (482,836)           (455,533)
                                                                         ----------------    ----------------
  Net increase (decrease)                                                         187,436             251,552
                                                                         ================    ================
+ Includes undistributed net investment income (loss)                    $        406,360    $        331,307
                                                                         ================    ================

                                                                                 VALUE SMALL CAP FUND
                                                                         ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                         ------------------------------------
                                                                               2004                2003
                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                                           $        (77,973)   $         76,364
  Net realized gain (loss) from investments and foreign currency
    transactions                                                               12,175,214           8,423,726
  Net increase (decrease) in unrealized appreciation (depreciation)
    on investments and translation of assets and liabilities in
    foreign currencies                                                          1,506,611          12,833,360
                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                13,603,852          21,333,450
                                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Initial Class                                                                        --             (33,939)
  Service Class                                                                        --                  --
  Net realized gain on investments
  Initial Class                                                                (6,714,071)                 --
  Service Class                                                                        --                  --
                                                                         ----------------    ----------------
Net decrease in net assets from distributions                                  (6,714,071)            (33,939)
                                                                         ----------------    ----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                      10,878,442          20,401,216
  Net proceeds from reinvestment of distributions                               6,714,071              33,939
  Shares redeemed                                                              (7,278,307)        (14,189,636)
                                                                         ----------------    ----------------
Net increase (decrease) in net assets from share transactions                  10,314,206           6,245,519
                                                                         ----------------    ----------------
Total increase (decrease) in net assets                                        17,203,987          27,545,030
NET ASSETS
Beginning of period                                                            71,826,717          44,281,687
                                                                         ----------------    ----------------
End of period+                                                           $     89,030,704    $     71,826,717
                                                                         ================    ================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                     747,011           1,849,477
  Shares issued to shareholders from reinvestment of distributions                521,279               2,637
  Shares redeemed                                                                (523,021)         (1,198,736)
                                                                         ----------------    ----------------
  Net increase (decrease)                                                         745,269             653,378
                                                                         ================    ================
+ Includes undistributed net investment income (loss)                    $            593    $          6,834
                                                                         ================    ================

See Notes to Financial Statements.

                                                                                BLUE CHIP MID CAP FUND
                                                                         ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                         ------------------------------------
                                                                               2004                2003
                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                                           $        106,020    $        (53,681)
  Net realized gain (loss) from investments and foreign currency
    transactions                                                                5,868,324           3,619,234
  Net increase (decrease) in unrealized appreciation (depreciation)
    on investments and translation of assets and liabilities in
    foreign currencies                                                          6,410,294          16,340,552
                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                12,384,638          19,906,105
                                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Initial Class                                                                        --                  --
  Service Class                                                                        --                  --
  Net realized gain on investments
  Initial Class                                                                        --                  --
  Service Class                                                                        --                  --
                                                                         ----------------    ----------------
Net decrease in net assets from distributions                                          --                  --
                                                                         ----------------    ----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                      10,461,611          11,315,742
  Net proceeds from reinvestment of distributions                                      --                  --
  Shares redeemed                                                              (8,906,431)         (9,058,622)
                                                                         ----------------    ----------------
Net increase (decrease) in net assets from share transactions                   1,555,180           2,257,120
                                                                         ----------------    ----------------
Total increase (decrease) in net assets                                        13,939,818          22,163,225
NET ASSETS
Beginning of period                                                            75,668,875          53,505,650
                                                                         ----------------    ----------------
End of period+                                                           $     89,608,693    $     75,668,875
                                                                         ================    ================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                     654,701             865,348
  Shares issued to shareholders from reinvestment of distributions                     --                  --
  Shares redeemed                                                                (558,946)           (684,940)
                                                                         ----------------    ----------------
  Net increase (decrease)                                                          95,755             180,408
                                                                         ================    ================
+ Includes undistributed net investment income (loss)                    $        105,885    $            438
                                                                         ================    ================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST

Selected data for a share outstanding throughout each period:

                                                                                                               ALL CAP FUND
                                                                         ALL CAP FUND                          SERVICE CLASS
                                                                     INITIAL CLASS SHARES                         SHARES
                                                     ----------------------------------------------------     --------------
                                                          YEAR ENDED DECEMBER 31,          FOR THE PERIOD     FOR THE PERIOD
                                                     ---------------------------------       05/1/02* TO       2/1/2004* TO
                                                           2004              2003            12/31/2002         12/31/2004
                                                     --------------     --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $       11.450     $        7.540     $       10.000     $       12.140
                                                     --------------     --------------     --------------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(d)                             0.031              0.040              0.020              0.004
  Net realized and unrealized gain (loss) on
    investments                                               2.249              3.943             (2.462)             1.583
                                                     --------------     --------------     --------------     --------------
  Total from Investment Operations                            2.280              3.983             (2.442)             1.587
                                                     --------------     --------------     --------------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                      (0.035)            (0.036)            (0.018)            (0.004)
  In excess of net investment income                             --                 --                 --                 --
  Net realized gain on investments                           (1.225)            (0.037)                --             (1.003)
  In excess of net realized gain on investments                  --                 --                 --                 --
  Capital                                                        --                 --                 --                 --
                                                     --------------     --------------     --------------     --------------
  Total distributions                                        (1.260)            (0.073)            (0.018)            (1.007)
                                                     --------------     --------------     --------------     --------------
NET ASSET VALUE, END OF PERIOD                       $       12.470     $       11.450     $        7.540     $       12.720
                                                     ==============     ==============     ==============     ==============
TOTAL RETURN(b)                                               20.39%             52.89%            (24.43)%            13.20%
                                                     ==============     ==============     ==============     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                    $        7,049     $        5,082     $        1,780     $        1,111
Ratios to average net assets:
  Net expenses(a)(c)(d)                                        0.90%              0.90%              0.90%              1.15%
  Gross expenses(a)(d)                                         3.42%              5.47%              5.73%              4.04%
  Net investment income (loss)(a)(c)(d)                        0.27%              0.70%              0.41%              0.21%
Portfolio turnover rate                                         137%               150%                67%               137%

                                                                                                                       INVESTMENT
                                                                                                                          GRADE
                                                                                                                        BOND FUND
                                                                      INVESTMENT GRADE BOND FUND                         SERVICE
                                                                         INITIAL CLASS SHARES                         CLASS SHARES
                                                    -------------------------------------------------------------    --------------
                                                                        YEAR ENDED DECEMBER 31,                      FOR THE PERIOD
                                                    -------------------------------------------------------------     2/1/2004* TO
                                                       2004         2003         2002         2001         2000        12/31/2004
                                                    ---------    ---------    ---------    ---------    ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.020    $   9.630    $   9.680    $   9.600    $   9.340    $       10.090
                                                    ---------    ---------    ---------    ---------    ---------    --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(d)                       0.485        0.514        0.538        0.601        0.626             0.424
  Net realized and unrealized gain (loss) on
    investments                                         0.139        0.393       (0.050)       0.079        0.260             0.070
                                                    ---------    ---------    ---------    ---------    ---------    --------------
  Total from Investment Operations                      0.624        0.907        0.488        0.680        0.886             0.494
                                                    ---------    ---------    ---------    ---------    ---------    --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                (0.485)      (0.517)      (0.538)      (0.600)      (0.626)           (0.424)
  In excess of net investment income                       --           --           --           --           --                --
  Net realized gain on investments                     (0.069)          --           --           --           --                --
  In excess of net realized gain on investments            --           --           --           --           --                --
  Capital                                                  --           --           --           --           --                --
                                                    ---------    ---------    ---------    ---------    ---------    --------------
  Total distributions                                  (0.554)      (0.517)      (0.538)      (0.600)      (0.626)           (0.424)
                                                    ---------    ---------    ---------    ---------    ---------    --------------
NET ASSET VALUE, END OF PERIOD                      $  10.090    $  10.020    $   9.630    $   9.680    $   9.600    $       10.160
                                                    =========    =========    =========    =========    =========    ==============
TOTAL RETURN(b)                                          6.42%        9.63%        5.23%        7.21%        9.86%             5.03%
                                                    =========    =========    =========    =========    =========    ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                   $  57,619    $  66,335    $  67,679    $  80,999    $  40,376    $          704
Ratios to average net assets:
  Net expenses(a)(c)(d)                                  0.75%        0.75%        0.75%        0.75%        0.75%             1.00%
  Gross expenses(a)(d)                                   0.98%        0.88%        0.81%        0.95%        1.31%             1.26%
  Net investment income (loss)(a)(c)(d)                  4.81%        5.22%        5.60%        6.11%        6.70%             4.58%
Portfolio turnover rate                                    66%          57%         144%          92%          69%               66%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Such percentages are after advisory fee waivers and expense reimbursements.
(d) Does not include any insurance charges imposed in connection with your variable insurance contract.

See Notes to Financial Statements.

Selected data for a share outstanding throughout each period:

                                                                          MONEY MARKET FUND
                                                                         INITIAL CLASS SHARES
                                                    -------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------
                                                       2004         2003         2002         2001         2000
                                                    ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $   1.000    $   1.000    $   1.000    $   1.000    $   1.000
                                                    ---------    ---------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(d)                       0.007        0.005        0.011        0.035        0.057
  Net realized and unrealized gain (loss) on
    investments                                         0.000           --           --           --           --
                                                    ---------    ---------    ---------    ---------    ---------
  Total from Investment Operations                      0.007        0.005        0.011        0.035        0.057
                                                    ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS FROM:
  Net investment income                                (0.007)      (0.005)      (0.011)      (0.035)      (0.057)
  In excess of net investment income                       --           --           --           --           --
  Net realized gain on investments                         --           --           --           --           --
  In excess of net realized gain on investments            --           --           --           --           --
  Capital                                                  --           --           --           --           --
                                                    ---------    ---------    ---------    ---------    ---------
  Total distributions                                  (0.007)      (0.005)      (0.011)      (0.035)      (0.057)
                                                    ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                      $   1.000    $   1.000    $   1.000    $   1.000    $   1.000
                                                    =========    =========    =========    =========    =========
TOTAL RETURN(b)                                          0.74%        0.55%        1.12%        3.59%        5.90%
                                                    =========    =========    =========    =========    =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                   $ 121,399    $ 113,004    $ 149,363    $ 116,946    $  41,279
Ratios to average net assets:
  Net expenses(a)(c)(d)                                  0.65%        0.65%        0.65%        0.65%        0.65%
  Gross expenses(a)(d)                                   0.71%        0.65%        0.65%        0.74%        1.22%
  Net investment income (loss)(a)(c)(d)                  0.77%        0.56%        1.11%        3.16%        5.83%
Portfolio turnover rate                                   N/A          N/A          N/A          N/A          N/A

                                                                                                                       REAL ESTATE
                                                                           REAL ESTATE FUND                           FUND SERVICE
                                                                         INITIAL CLASS SHARES                         CLASS SHARES
                                                    -------------------------------------------------------------    FOR THE PERIOD
                                                                        YEAR ENDED DECEMBER 31,                      --------------
                                                    -------------------------------------------------------------     2/1/2004* TO
                                                       2004         2003         2002         2001         2000        12/31/2004
                                                    ---------    ---------    ---------    ---------    ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  15.090    $  11.100    $  11.850    $  11.250    $   8.940    $       15.720
                                                    ---------    ---------    ---------    ---------    ---------    --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(d)                       0.581        0.277        0.496        0.629        0.388             0.302
  Net realized and unrealized gain (loss) on
    investments                                         4.241        3.713       (0.036)       0.772        2.402             4.058
                                                    ---------    ---------    ---------    ---------    ---------    --------------
  Total from Investment Operations                      4.822        3.990        0.460        1.401        2.790             4.360
                                                    ---------    ---------    ---------    ---------    ---------    --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                (0.274)          --       (0.463)      (0.618)      (0.417)               --
  In excess of net investment income                       --           --           --           --           --                --
  Net realized gain on investments                     (0.628)          --       (0.583)      (0.183)      (0.054)               --
  In excess of net realized gain on investments            --           --       (0.070)          --       (0.009)               --
  Capital                                                  --           --       (0.094)          --           --                --
                                                    ---------    ---------    ---------    ---------    ---------    --------------
  Total distributions                                  (0.902)          --       (1.210)      (0.801)      (0.480)               --
                                                    ---------    ---------    ---------    ---------    ---------    --------------
NET ASSET VALUE, END OF PERIOD                      $  19.010    $  15.090    $  11.100    $  11.850    $  11.250    $       20.080
                                                    =========    =========    =========    =========    =========    ==============
TOTAL RETURN(b)                                         33.32%       35.95%        4.04%       12.58%       31.30%            27.74%
                                                    =========    =========    =========    =========    =========    ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                   $ 102,300    $  78,695    $  44,310    $  25,824    $  17,162    $       21,890
Ratios to average net assets:
  Net expenses(a)(c)(d)                                  1.23%        1.25%        1.25%        1.25%        1.25%             1.50%
  Gross expenses(a)(d)                                   1.23%        1.26%        1.41%        1.68%        2.67%             1.51%
  Net investment income (loss)(a)(c)(d)                  3.62%        4.54%        5.51%        5.60%        6.13%             3.79%
Portfolio turnover rate                                    67%          42%          49%          25%          15%               67%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Such percentages are after advisory fee waivers and expense reimbursements.
(d) Does not include any insurance charges imposed in connection with your variable insurance contract.

See Notes to Financial Statements.

Selected data for a share outstanding throughout each Period:

                                                                         DAVIS VENTURE VALUE FUND
                                                                           INITIAL CLASS SHARES
                                                    ------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                FOR THE PERIOD
                                                    ------------------------------------------------      7/17/00* TO
                                                       2004         2003         2002         2001        12/31/2000
                                                    ---------    ---------    ---------    ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   9.500    $   7.320    $   8.740    $   9.830    $       10.000
                                                    ---------    ---------    ---------    ---------    --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(f)                       0.079        0.065        0.054        0.049             0.028
  Net realized and unrealized gain (loss) on
    investments                                         1.097        2.161       (1.474)      (1.092)           (0.172)(c)
                                                    ---------    ---------    ---------    ---------    --------------
  Total from Investment Operations                      1.176        2.226       (1.420)      (1.043)           (0.144)
                                                    ---------    ---------    ---------    ---------    --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                (0.066)      (0.046)          --(d)    (0.047)           (0.026)
  In excess of net investment income                       --           --           --           --                --
  Net realized gain on investments                         --           --           --           --                --
  In excess of net realized gain on investments            --           --           --           --                --
  Capital                                                  --           --           --           --                --
                                                    ---------    ---------    ---------    ---------    --------------
  Total distributions                                  (0.066)      (0.046)          --       (0.047)           (0.026)
                                                    ---------    ---------    ---------    ---------    --------------
NET ASSET VALUE, END OF PERIOD                      $  10.610    $   9.500    $   7.320    $   8.740    $        9.830
                                                    =========    =========    =========    =========    ==============
TOTAL RETURN(b)                                         12.45%       30.50%      (16.24)%     (10.61)%           (1.42)%
                                                    =========    =========    =========    =========    ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                   $  51,362    $  44,215    $  32,194    $  32,110    $       12,611
Ratios to average net assets:
  Net expenses(a)(e)(f)                                  0.90%        0.90%        0.90%        0.90%             0.90%
  Gross expenses(a)(f)                                   1.16%        1.19%        1.21%        1.28%             3.20%
  Net investment income (loss)(a)(e)(f)                  0.83%        0.86%        0.71%        0.51%             1.08%
Portfolio turnover rate                                    11%           7%          26%          84%                0%

                                                                           VALUE SMALL CAP FUND
                                                                           INITIAL CLASS SHARES
                                                    ------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                FOR THE PERIOD
                                                    ------------------------------------------------      7/17/00* TO
                                                       2004         2003         2002         2001        12/31/2000
                                                    ---------    ---------    ---------    ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.070    $   9.940    $  12.820    $  11.930    $       10.000
                                                    ---------    ---------    ---------    ---------    --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(f)                       1.229       (0.003)       0.012       (0.005)            0.065
  Net realized and unrealized gain (loss) on
    investments                                         1.142        4.139       (2.640)       1.062             2.109
                                                    ---------    ---------    ---------    ---------    --------------
  Total from Investment Operations                      2.371        4.136       (2.628)       1.057             2.174
                                                    ---------    ---------    ---------    ---------    --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                    --       (0.006)          --           --(d)         (0.065)
  In excess of net investment income                       --           --           --       (0.002)           (0.001)
  Net realized gain on investments                     (1.231)          --       (0.220)      (0.165)           (0.178)
  In excess of net realized gain on investments            --           --       (0.032)          --                --
  Capital                                                  --           --           --           --                --
                                                    ---------    ---------    ---------    ---------    --------------
  Total distributions                                  (1.231)      (0.006)      (0.252)      (0.167)           (0.244)
                                                    ---------    ---------    ---------    ---------    --------------
NET ASSET VALUE, END OF PERIOD                      $  15.210    $  14.070    $   9.940    $  12.820    $       11.930
                                                    =========    =========    =========    =========    ==============
TOTAL RETURN(b)                                         18.43%       41.62%      (20.61)%       8.91%            21.91%
                                                    =========    =========    =========    =========    ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                   $  89,031    $  71,827    $  44,282    $  22,140    $        5,973
Ratios to average net assets:
  Net expenses(a)(e)(f)                                  1.00%        1.00%        1.00%        1.00%             1.00%
  Gross expenses(a)(f)                                   1.09%        1.12%        1.34%        2.06%             5.02%
  Net investment income (loss)(a)(e)(f)                 (0.10)%       0.13%        0.18%       (0.08)%            1.83%
Portfolio turnover rate                                   106%         144%         136%         138%               42%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)  Amount is less than .001 per share.
(e)  Such percentages are after advisory fee waivers and expense reimbursements.
(f) Does not include any insurance charges imposed in connection with your variable insurance contract.

See Notes to Financial Statements.

Selected data for a share outstanding throughout each period:

                                                                       BLUE CHIP MID CAP FUND
                                                                        INITIAL CLASS SHARES
                                                    ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
                                                       2004        2003         2002         2001         2000
                                                    ---------   ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $  15.610   $  11.470    $  13.480    $  13.930    $  12.300
                                                    ---------   ---------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(c)                       0.022      (0.011)      (0.024)      (0.022)      (0.018)
  Net realized and unrealized gain (loss) on
    investments                                         2.498       4.151       (1.986)      (0.428)       2.994
                                                    ---------   ---------    ---------    ---------    ---------
  Total from Investment Operations                      2.520       4.140       (2.010)      (0.450)       2.976
                                                    ---------   ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS FROM:
  Net investment income                                    --          --           --           --           --
  In excess of net investment income                       --          --           --           --           --
  Net realized gain on investments                         --          --           --           --       (0.968)
  In excess of net realized gain on investments            --          --           --           --       (0.378)
  Capital                                                  --          --           --           --           --
                                                    ---------   ---------    ---------    ---------    ---------
  Total distributions                                      --          --           --           --       (1.346)
                                                    ---------   ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                      $  18.130   $  15.610    $  11.470    $  13.480    $  13.930
                                                    =========   =========    =========    =========    =========
TOTAL RETURN(a)                                         16.14%      36.09%      (14.91)%      (3.23)%      24.96%
                                                    =========   =========    =========    =========    =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                   $  89,609   $  75,669    $  53,506    $  52,357    $  37,593
Ratios to average net assets:
  Net expenses(b)(c)                                     1.00%       1.00%        1.00%        1.00%        1.00%
  Gross expenses(c)                                      1.12%       1.14%        1.17%        1.26%        1.96%
  Net investment income (loss)(b)(c)                     0.13%      (0.09)%      (0.21)%      (0.17)%      (0.26)%
Portfolio turnover rate                                    60%         76%          90%         125%         138%

(a) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(b)  Such percentages are after advisory fee waivers and expense reimbursements.
(c) Does not include any insurance charges imposed in connection with your variable insurance contract.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                         SUN CAPITAL ADVISERS TRUST

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of seven funds (each referred to as a "Fund" collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital All Cap Fund ("All Cap Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Real Estate Fund ("Real Estate Fund"), SC Davis Venture Value Fund ("Davis Venture Value Fund"), SC Value Small Cap Fund ("Value Small Cap Fund"), and the SC Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"). Each of the Funds, other than the Real Estate Fund, is classified as a diversified fund under the 1940 Act. Each Fund offers Initial Class Shares. Service Class Shares, which commenced operations on February 1, 2004, are offered on the All Cap Fund, Investment Grade Bond Fund and the Real Estate Fund.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Investments in investment companies are valued at their net asset value as reported by the investment company.

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized using the interest method. Upon notification from issuers some dividend income received from a REIT may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Real Estate Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 2004, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                                                                EXPIRES DECEMBER 31,
                                                  ---------------------------------------------------------------------------------
                                                     2007          2008            2009        2010          2011          2012
                                                  -----------   -----------     ---------   -----------   -----------   -----------
Money Market Fund                                 $     1,180   $       156     $      --   $        --   $        --   $        21
Davis Venture Value Fund                                   --         4,588       764,787     3,314,207       347,308       135,278

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2004, the following Funds elected to defer net losses arising between November 1, 2004 and December 31, 2004.

                                                                                                                          AMOUNT
                                                                                                                        -----------
Davis Venture Value Fund                                                                                                $    67,653
Investment Grade Bond Fund                                                                                                   15,507

The tax character of distributions paid during the year ended December 31, 2004, was as follows:

                                                                                   ORDINARY          LONG-TERM
                                                                                    INCOME          CAPITAL GAIN
                                                                               ----------------   ----------------
Sun Capital All Cap Fund                                                       $        584,381   $        150,717
Sun Capital Investment Grade Bond Fund                                                3,361,198                 --
Sun Capital Money Market Fund                                                           899,562                 --
Sun Capital Real Estate Fund                                                          2,439,477          2,512,069
SC Davis Venture Value Fund                                                             307,156                 --
SC Value Small Cap Fund                                                               6,714,071                 --
SC Blue Chip Mid Cap Fund                                                                    --                 --

The tax character of distributions paid during the year ended December 31, 2003, was as follows:

                                                                                   ORDINARY          LONG-TERM
                                                                                    INCOME          CAPITAL GAIN
                                                                               ----------------   ----------------
Sun Capital All Cap Fund                                                       $         17,001   $         15,947
Sun Capital Investment Grade Bond Fund                                                3,611,788                 --
Sun Capital Money Market Fund                                                           792,677                 --
Sun Capital Real Estate Fund                                                                 --                 --
SC Davis Venture Value Fund                                                             213,141                 --
SC Value Small Cap Fund                                                                  33,939                 --
SC Blue Chip Mid Cap Fund                                                                    --                 --

As of December 31, 2004 the components of distributable earnings on a tax basis were as follows:

                                                              UNDISTRIBUTED      UNDISTRIBUTED     NET UNREALIZED
                                                                ORDINARY           LONG-TERM        APPRECIATION
                                                                 INCOME          CAPITAL GAIN      (DEPRECIATION)
                                                            ----------------   ----------------   ----------------
Sun Capital All Cap Fund                                    $        124,444   $         12,491   $      1,024,720
Sun Capital Investment Grade Bond Fund                               112,203            456,573          1,775,292
Sun Capital Money Market Fund                                             --                 --                 --
Sun Capital Real Estate Fund                                       6,492,664          7,837,831         29,069,681
SC Davis Venture Value Fund                                          375,809                 --         10,000,989
SC Value Small Cap Fund                                            5,277,329          6,149,338         12,738,194
SC Blue Chip Mid Cap Fund                                            255,450          2,092,854         21,023,245

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

OPTIONS

A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may write covered put and call options and purchase put and call options for hedging or investment purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DIVIDENDS AND DISTRIBUTIONS

The Investment Grade Bond Fund and Money Market Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distributes net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                                                                                INCREASE (DECREASE)
                                                            --------------------------------------------------------------
                                                                              UNDISTRIBUTED
                                                                             (DISTRIBUTED IN            ACCUMULATED NET
                                                             PAID IN          EXCESS OF) NET          REALIZED GAIN (LOSS)
                                                             CAPITAL        INVESTMENT INCOME           ON INVESTMENTS
                                                            ----------    ----------------------    ----------------------
All Cap Fund                                                $       --    $                   47    $                  (47)
Investment Grade Bond Fund                                          --                     9,019                    (9,019)
Davis Venture Value Fund                                            --                    (6,512)                    6,512
Value Small Cap Fund                                                --                    71,732                   (71,732)
Blue Chip Mid Cap Fund                                          (8,939)                     (573)                    9,512

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. (the "Adviser") is the investment adviser to the Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, under a separate investment advisory agreement with the Trust dated August 27, 1999. The Adviser is the investment adviser to Davis Venture Value Fund and Value Small Cap Fund under separate investment advisory agreements with the Trust dated May 1, 2000. The Adviser is the investment adviser to the All Cap Fund under a separate investment advisory agreement with the Trust dated May 1, 2002. The Adviser, at its own cost, has retained Wellington Management Company LLP as subadviser for Blue Chip Mid Cap Fund; Davis Selected Advisers L.P. as subadviser for the Davis Venture Value Fund; and OpCap Advisors LLC as subadviser for the Value Small Cap Fund. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("Sun Life - US Ops Holdco"), a holding company. Sun Life Financial, Inc. ("Sun Life Financial"), a publicly traded holding company, is the ultimate parent of Sun Life - US Ops Holdco and the Adviser.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation quarterly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

                                                              DAILY NET ASSETS                    ADVISORY FEE
                                                              ----------------                    ------------
  All Cap Fund                                           All                                             0.70%

  Investment Grade Bond Fund                             All                                             0.60%

  Money Market Fund                                      All                                             0.50%

  Real Estate Fund                                       All                                             0.95%

  Davis Venture Value Fund                               $0-$500 million                                 0.75%
                                                         over $500 million                               0.70%

  Value Small Cap Fund                                   $0-$400 million                                 0.80%
                                                         $400 million-$800 million                       0.75%
                                                         over $800 million                               0.70%

  Blue Chip Mid Cap Fund                                 $0-$300 million                                 0.80%
                                                         over $300 million                               0.75%

LIMITATIONS

Through May 1, 2005 the Adviser has contractually agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to:

                                                                                     TOTAL OPERATING EXPENSE
                                                                               -----------------------------------
                                                                                INITIAL CLASS      SERVICE CLASS
                                                                               ----------------   ----------------
All Cap Fund                                                                               0.90%              1.15%
Investment Grade Bond Fund                                                                 0.75%              1.00%
Money Market Fund                                                                          0.65%                --
Real Estate Fund                                                                           1.25%              1.50%
Davis Venture Value Fund                                                                   0.90%                --
Value Small Cap Fund                                                                       1.00%                --
Blue Chip Mid Cap Fund                                                                     1.00%                --

For the year ended December 31, 2004, the Adviser waived all or part of its advisory fee and reimbursed certain operating expenses in the following amounts:

                                                                                                      EXPENSES
                                                                                  FEES WAIVED        REIMBURSED
                                                                               ----------------   ----------------
All Cap Fund                                                                   $         42,712   $        111,928
Investment Grade Bond Fund                                                              143,811                 --
Money Market Fund                                                                        74,654                 --
Real Estate Fund                                                                            811                 --
Davis Venture Value Fund                                                                120,762                 --
Value Small Cap Fund                                                                     72,671                 --
Blue Chip Mid Cap Fund                                                                   93,470                 --

To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years. For the prior two years the aggregate amount is $1,143,522.

DISTRIBUTION AND SERVICE PLAN

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class shares (the "Plan"), pursuant to which distribution and service fees are paid to Clarendon Insurance Agency, Inc. ("Clarendon"), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). The fees of the Trust payable to Clarendon pursuant to the Plan are accrued daily at a rate with respect to each fund which may not exceed 0.25% of the fund's average daily net assets attributable to Service Class shares regardless of the level of expenses actually incurred by Clarendon and others.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The aggregate remuneration paid by the Funds to the independent trustees for the year ended December 31, 2004 was $88,000. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life - US Ops Holdco or Sun Life Financial, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life - US Ops Holdco or Sun Life Financial. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life - US Ops Holdco or Sun Life Financial.

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended December 31, 2004 were as follows:

                                                  NON-                                  NON-
                                               GOVERNMENT         GOVERNMENT         GOVERNMENT         GOVERNMENT
                                               PURCHASES           PURCHASES            SALES             SALES
                                            ----------------   ----------------   ----------------   ----------------
All Cap Fund                                $      9,890,224   $             --   $      8,035,897   $             --
Investment Grade Bond Fund                        14,713,880         24,893,386         20,292,038         20,615,291
Real Estate Fund                                  82,134,220                 --         63,284,021                 --
Davis Venture Value Fund                           6,358,482                 --          5,050,385                 --
Value Small Cap Fund                              87,314,001                 --         81,888,387                 --
Blue Chip Mid Cap Fund                            49,087,960                 --         47,512,677                 --

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2004 were $973,530,141 and $965,964,291, respectively.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 2004 were as follows:

                                                                      GROSS UNREALIZED                NET UNREALIZED
                                                               -----------------------------------     APPRECIATION/
                                            IDENTIFIED COST      APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
                                            ----------------   ----------------   ----------------   ----------------
All Cap Fund                                $      7,071,716   $      1,095,375   $        (70,655)  $      1,024,720
Investment Grade Bond Fund                        59,796,900          2,199,260           (423,968)         1,775,292
Money Market Fund                                121,622,518                 --                 --                 --
Real Estate Fund                                  94,882,793         29,069,681                 --         29,069,681
Davis Venture Value Fund                          41,350,041         11,042,444          1,041,545         10,000,899
Value Small Cap Fund                              76,318,823         14,373,673         (1,635,479)        12,738,194
Blue Chip Mid Cap Fund                            68,757,861         21,525,761           (502,472)        21,023,289

NOTE E -- SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

                                                                   INITIAL CLASS                 SERVICE CLASS
                                                        ----------------------------------    -------------------
                                                               YEAR ENDED DECEMBER 31,              FOR THE
                                                        ----------------------------------    PERIOD 2/1/2004 TO
                                                             2004               2003                12/31/2004
                                                        ---------------    ---------------    -------------------
ALL CAP FUND (SHARES)
   Shares sold                                                  241,876            233,939                86,965
   Shares issued as reinvestment of distributions                53,716              2,918                 6,590
   Shares redeemed                                             (174,138)           (29,224)               (6,222)
                                                        ---------------    ---------------       ---------------
   Net increase (decrease) in shares outstanding                121,454            207,633                87,333
   Beginning of period                                          443,737            236,104                    --
                                                        ---------------    ---------------       ---------------
   End of period                                                565,191            443,737                87,333
                                                        ===============    ===============       ===============

ALL CAP FUND ($)
   Net proceeds from sales                              $     2,918,185    $     2,358,428    $        1,081,003
   Net proceeds on reinvestment of distributions                652,519             32,948                82,579
   Shares redeemed                                           (2,056,488)          (267,389)              (76,753)
                                                        ---------------    ---------------       ---------------
   Net increase (decrease) in net assets                $     1,514,216    $     2,123,987    $        1,086,829
                                                        ===============    ===============       ===============

INVESTMENT GRADE BOND FUND (SHARES)
   Shares sold                                                  500,617          1,278,813               166,404
   Shares issued as reinvestment of distributions               334,152            365,651                 1,913
   Shares redeemed                                           (1,744,455)        (2,055,489)              (99,030)
                                                        ---------------    ---------------       ---------------
   Net increase (decrease) in shares outstanding               (909,686)          (411,025)               69,287
   Beginning of period                                        6,620,142          7,031,167                    --
                                                        ---------------    ---------------       ---------------
   End of period                                              5,710,456          6,620,142                69,287
                                                        ===============    ===============       ===============

INVESTMENT GRADE BOND FUND ($)
   Net proceeds from sales                              $     5,029,188    $    12,560,488    $        1,665,526
   Net proceeds on reinvestment of distributions              3,342,000          3,611,788                19,198
   Shares redeemed                                          (17,432,337)       (20,196,327)             (977,939)
                                                        ---------------    ---------------       ---------------
   Net increase (decrease) in net assets                $    (9,061,149)   $    (4,024,051)   $          706,785
                                                        ===============    ===============       ===============

MONEY MARKET FUND (SHARES)
   Shares sold                                              105,203,008        138,242,739
   Shares issued as reinvestment of distributions               899,562            792,677
   Shares redeemed                                          (97,707,454)      (175,395,161)
                                                        ---------------    ---------------
   Net increase (decrease) in shares outstanding              8,395,116        (36,359,745)
   Beginning of period                                      113,005,004        149,364,749
                                                        ---------------    ---------------
   End of period                                            121,400,120        113,005,004
                                                        ===============    ===============

                                                                   INITIAL CLASS                 SERVICE CLASS
                                                        ----------------------------------    -------------------
                                                               YEAR ENDED DECEMBER 31,              FOR THE
                                                        ----------------------------------    PERIOD 2/1/2004 TO
                                                             2004               2003                12/31/2004
                                                        ---------------    ---------------    -------------------
MONEY MARKET FUND ($)
   Net proceeds from sales                              $   105,203,008    $   138,242,739
   Net proceeds on reinvestment of distributions                899,562            792,677
   Shares redeemed                                          (97,707,454)      (175,395,161)
                                                        ---------------    ---------------
   Net increase (decrease) in net assets                $     8,395,116    $   (36,359,745)
                                                        ===============    ===============

REAL ESTATE FUND (SHARES)
   Shares sold                                                  878,055          1,954,473              1,158,499
   Shares issued as reinvestment of distributions               319,867                 --                     --
   Shares redeemed                                           (1,031,392)          (732,041)               (68,505)
                                                        ---------------    ---------------    ------------------
   Net increase (decrease) in shares outstanding                166,530          1,222,432              1,089,994
   Beginning of period                                        5,214,233          3,991,801                     --
                                                        ---------------    ---------------    ------------------
   End of period                                              5,380,763          5,214,233              1,089,994
                                                        ===============    ===============    ==================

REAL ESTATE FUND ($)
   Net proceeds from sales                              $    13,878,804    $    25,727,511    $        19,325,812
   Net proceeds on reinvestment of distributions              4,951,546                 --                     --
   Shares redeemed                                          (17,061,296)        (8,695,925)            (1,178,656)
                                                        ---------------    ---------------       ---------------
   Net increase (decrease) in net assets                $     1,769,054    $    17,031,586    $        18,147,156
                                                        ===============    ===============       ===============

DAVIS VENTURE VALUE FUND (SHARES)
   Shares sold                                                  638,176            681,374
   Shares issued as reinvestment of distributions                32,096             25,711
   Shares redeemed                                             (482,836)          (455,533)
                                                        ---------------    ---------------
   Net increase (decrease) in shares outstanding                187,436            251,552
   Beginning of period                                        4,652,150          4,400,598
                                                        ---------------    ---------------
   End of period                                              4,839,586          4,652,150
                                                        ===============    ===============

DAVIS VENTURE VALUE FUND ($)
   Net proceeds from sales                              $     6,263,730    $     5,447,573
   Net proceeds on reinvestment of distributions                307,156            213,141
   Shares redeemed                                           (4,770,768)        (3,631,725)
                                                        ---------------    ---------------
   Net increase (decrease) in net assets                $     1,800,118    $     2,028,989
                                                        ===============    ===============

VALUE SMALL CAP FUND (SHARES)
   Shares sold                                                  747,011          1,849,477
   Shares issued as reinvestment of distributions               521,279              2,637
   Shares redeemed                                             (523,021)        (1,198,736)
                                                        ---------------    ---------------
   Net increase (decrease) in shares outstanding                745,269            653,378
   Beginning of period                                        5,106,703          4,453,325
                                                        ---------------    ---------------
   End of period                                              5,851,972          5,106,703
                                                        ===============    ===============

                                                                   INITIAL CLASS
                                                        ----------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                        ----------------------------------
                                                             2004               2003
                                                        ---------------    ---------------
VALUE SMALL CAP FUND ($)
   Net proceeds from sales                              $    10,878,442    $    20,401,216
   Net proceeds on reinvestment of distributions              6,714,071             33,939
   Shares redeemed                                           (7,278,307)       (14,189,636)
                                                        ---------------    ---------------
   Net increase (decrease) in net assets                $    10,314,206    $     6,245,519
                                                        ===============    ===============

BLUE CHIP MID CAP FUND (SHARES)
   Shares sold                                                  654,701            865,348
   Shares issued as reinvestment of distributions                    --                 --
   Shares redeemed                                             (558,946)          (684,940)
                                                        ---------------    ---------------
   Net increase (decrease) in shares outstanding                 95,755            180,408
   Beginning of period                                        4,846,770          4,666,362
                                                        ---------------    ---------------
   End of period                                              4,942,525          4,846,770
                                                        ===============    ===============

BLUE CHIP MID CAP FUND ($)
   Net proceeds from sales                              $    10,461,611    $    11,315,742
   Net proceeds on reinvestment of distributions                     --                 --
   Shares redeemed                                           (8,906,431)        (9,058,622)
                                                        ---------------    ---------------
   Net increase (decrease) in net assets                $     1,555,180    $     2,257,120
                                                        ===============    ===============

NOTE F -- LINE OF CREDIT

The Trust has entered into a $15 million committed unsecured revolving line of credit (the "Agreement") primarily for temporary or emergency purposes. The Money Market Fund is not a party to this agreement. Interest is charged to each Fund based on its borrowings at an amount above the overnight federal funds rate. In addition, a fee on the daily unused portion of the $15 million committed line is allocated among the participating funds at the end of each quarter. During the year ended December 31, 2004, the following Funds had borrowings under this Agreement as follows:

                                                                         AVERAGE DAILY       WEIGHTED AVERAGE     TOTAL INTEREST
                                                    MAXIMUM LOAN        AMOUNT OF LOAN         INTEREST RATE            PAID
                                                ------------------   ------------------   ------------------    ------------------
All Cap Fund                                    $           49,500   $              727                1.530%   $               11
Real Estate Fund                                           686,000                2,392                2.708                    76
Blue Chip Mid Cap Fund                                     269,000                2,784                1.519                    37

NOTE G -- SUBSEQUENT EVENTS

Effective January 1, 2005, the Adviser has contractually agreed to reimburse the following Funds' other expenses through April 30, 2006 to reduce each Fund's total annual operating expenses to:

                                                                                      TOTAL OPERATING EXPENSE
                                                                               -----------------------------------
                                                                                 INITIAL CLASS     SERVICE CLASS
                                                                               ----------------   ----------------
All Cap Fund                                                                               0.90%              1.15%
Investment Grade Bond Fund                                                                 0.75%              1.00%
Money Market Fund                                                                          0.50%                --
Real Estate Fund                                                                           1.10%              1.35%
Davis Venture Value Fund                                                                   0.90%                --
Value Small Cap Fund                                                                       1.00%                --
Blue Chip Mid Cap Fund                                                                     1.00%                --

On January 3, 2005, the Adviser changed its form of organization from a corporation to a limited liability company. As a consequence of this reorganization, the Adviser also changed its name from Sun Capital Advisers, Inc. to Sun Capital Advisers LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Value Small Cap Fund and SC Blue Chip Mid Cap Fund (each a portfolio of Sun Capital Advisers Trust, "the Trust"), including the portfolios of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Value Small Cap Fund and SC Blue Chip Mid Cap Fund as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 11, 2005

OTHER INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling 1-800-432-1102 x 1687 and (ii) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (i) on the SEC's website at www.sec.gov; and (ii) available for review and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling 800-SEC-0330.

FEDERAL TAX INFORMATION

For the year ended December 31, 2004, the following Funds paid distributions which were designated as long-term capital gains dividends:

                                                                      AMOUNT
                                                                  --------------
All Cap Fund - Initial Class                                      $      150,717
Real Estate Fund - Initial Class                                       2,512,069

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2004:

Percentage of distributions which qualify for the corporate dividends received deduction:

FUND                                                                PERCENTAGE
----                                                              --------------
Sun Capital All Cap Fund                                                   12.82%
Sun Capital Investment Grade Bond Fund                                      0.00%
Sun Capital Real Estate Fund                                                0.00%
Sun Capital Money Market Fund                                               0.00%
SC Davis Venture Value Fund                                               100.00%
SC Value Small Cap Fund                                                     6.58%

SHAREHOLDER MEETINGS

At Special Meetings of Shareholders held on August 5, 2004 of each of the SC Alger Growth Fund, SC Alger Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Investors Foundation Fund, and SC Select Equity Fund, the shareholders of each Fund voted to approve a Plan of Liquidation for such Fund. On August 6, 2004, $64.2 million of the liquidated proceeds were transferred to the Money Market Fund.

The shareholders of SC Alger Growth Fund voted to approve a Plan of Liquidation for the Fund.

For: $9,552,518.59 (equal to 89.448% of the dollars present or represented);
Against: $296,872.91 (equal to 2.780% of the dollars present or represented);
Abstain: $830,055.14 (equal to 7.772% of the dollars present or represented);

The shareholders of SC Alger Income & Growth Fund voted to approve a Plan of Liquidation for the Fund.

For: $7,418,881.81 (equal to 79.625% of the dollars present or represented);
Against: $635,465.16 (equal to 6.820% of the dollars present or represented);
Abstain: $1,262,994.76 (equal to 13.555% of the dollars present or represented);

The shareholders of SC Alger Small Capitalization Fund voted to approve a Plan of Liquidation for the Fund.

For: $5,245,356.26 (equal to 77.078% of the dollars present or represented);
Against: $1,150,352.21 (equal to 16.904% of the dollars present or represented);
Abstain: $409,531.16 (equal to 6.018% of the dollars present or represented);

The shareholders of SC Davis Financial Fund voted to approve a Plan of Liquidation for the Fund.

For: $6,690,551.66 (equal to 77.980% of the dollars present or represented);
Against: $686,200.23 (equal to 7.998% of the dollars present or represented); and
Abstain: $1,203,097.09 (equal to 14.022% of the dollars present or represented).

The shareholders of SC Neuberger Berman Mid Cap Growth Fund voted to approve a Plan of Liquidation for the Fund.

For: $5,785,587.42 (equal to 68.474% of the dollars present or represented);
Against: $1,414,863.58 (equal to 16.745% of the dollars present or represented); and
Abstain: $1,248,938.58 (equal to 14.781% of the dollars present or represented).

The shareholders of SC Neuberger Berman Mid Cap Value Fund voted to approve a Plan of Liquidation for the Fund.

For: $6,641,313.59 (equal to 81.250% of the dollars present or represented);
Against: $373,636.47 (equal to 4.571% of the dollars present or represented); and
Abstain: $1,158,993.14 (equal to 14.179% of the dollars present or represented).

The shareholders of SC Value Equity Fund voted to approve a Plan of Liquidation for the Fund.

For: $7,374,116.13 (equal to 82.178% of the dollars present or represented);
Against: $941,341.16 (equal to 10.490% of the dollars present or represented); and
Abstain: $657,884.39 (equal to 7.332% of the dollars present or represented).

The shareholders of SC Value Managed Fund voted to approve a Plan of Liquidation for the Fund.

For: $4,121,662.84 (equal to 75.079% of the dollars present or represented);
Against: $172,840.17 (equal to 3.148% of the dollars present or represented); and
Abstain: $1,195,284.38 (equal to 21.773% of the dollars present or represented).

The shareholders of SC Value Mid Cap Fund voted to approve a Plan of Liquidation for the Fund.

For: $18,095,601.89 (equal to 87.425% of the dollars present or represented);
Against: $1,486,924.32 (equal to 7.184% of the dollars present or represented); and
Abstain: $1,115,854.26 (equal to 5.391% of the dollars present or represented).

The shareholders of SC Investors Foundation Fund voted to approve a Plan of Liquidation for the Fund.

For: $6,624,837.11 (equal to 89.318% of the dollars present or represented);
Against: $332,687.86 (equal to 4.485% of the dollars present or represented); and
Abstain: $459,610.32 (equal to 6.197% of the dollars present or represented).

The shareholders of SC Select Equity Fund voted to approve a Plan of Liquidation for the Fund.

For: $9,773,583.24 (equal to 89.035% of the dollars present or represented);
Against: $756,567.19 (equal to 6.892% of the dollars present or represented); and
Abstain: $447,125.20 (equal to 4.073% of the dollars present or represented).

THE FUNDS' MANAGEMENT                                 SUN CAPITAL ADVISERS TRUST

Each fund's business is managed by the trustees. Several of the funds' trustees and officers are also directors and officers of Sun Life Financial or the adviser. The table below provides more information about the funds' trustees and officers.

                                                        TERM OF                            NUMBER OF              OTHER
                                                       OFFICE AND                        FUNDS WITHIN         DIRECTORSHIPS
                                                       LENGTH OF                         FUND COMPLEX        HELD OUTSIDE OF
                                                         TIME      PRINCIPAL OCCUPATION  OVERSEEN BY             THE FUND
NAME, ADDRESS AND AGE         POSITION WITH THE TRUST  SERVED(1)        PAST 5 YEARS       TRUSTEE          COMPLEX BY TRUSTEE
---------------------         ----------------------- ------------ --------------------- ------------ -----------------------------
Graham E. Jones               Trustee                    Since     Senior Vice                7       Trustee, Weiss, Peck & Greer
330 Garfield Street                                   October 1998 President, BGK                     Funds (8 mutual funds) since
Santa Fe, NM 87501                                                 Properties, Inc.                   1985, Trustee, Scudder Funds
Year of birth: 1933                                                (real estate), since               (New York) Board (65 mutual
                                                                   1994.                              funds) since 1993

Anthony C. Paddock            Trustee                    Since     Managing Director,         7
350 Fifth Avenue, Suite 5513                          October 1998 Empire Valuation
New York, NY 10118                                                 Consultants, Inc.,
Year of birth: 1935                                                since 1996.
                                                                   President, AC Paddock
                                                                   & Associates
                                                                   (consulting), since
                                                                   1996.

William N. Searcy, Jr.        Trustee                    Since     Private investor           7       Trustee, Scudder Funds (New
4411 133rd St. Ct. NW                                 October 1998 since 2003. Pension                York) Board (65 mutual funds)
Gig Harbor, WA 98332                                               and savings trust                  since 1993
Year of birth: 1946                                                officer, Sprint
                                                                   Corp., 1989-2003.

(1) Each Independent Trustee of the Trust holds office until his resignation, removal or retirement. No Independent Trustee may serve as Trustee after the last day of the calendar year in which such Trustee turns 72 years of age.

                                                        TERM OF                            NUMBER OF              OTHER
                                                       OFFICE AND                        FUNDS WITHIN         DIRECTORSHIPS
                                                       LENGTH OF                         FUND COMPLEX        HELD OUTSIDE OF
                                                         TIME      PRINCIPAL OCCUPATION  OVERSEEN BY             THE FUND
NAME, ADDRESS AND AGE         POSITION WITH THE TRUST  SERVED(1)        PAST 5 YEARS       TRUSTEE          COMPLEX BY TRUSTEE
---------------------         ----------------------- ------------ --------------------- ------------ ------------------------------
C. James Prieur(2)            Chairman, Executive       Trustee    Chairman and               7       Director, McLean Budden
150 King Street West 6th      Vice President and         since     director, Sun Capital              Limited, since 2000, Chairman
Floor                         Trustee                 October 1998 Advisers, Inc. since               & Director, Sun Capital
Toronto, Ontario M5H 1J9                                           1998. President and                Advisers, Inc., since 1992,
Year of birth: 1951                                                Chief Operating                    Chairman, Sun Life of Canada
                                                                   Officer, Sun Life                  U.K. Holdings PLC, since
                                                                   Financial, since 1999              2002, Chairman, Sun Life
                                                                   and previously senior              Assurance Company of Canada
                                                                   vice president and                 (UK) Limited, since 2002,
                                                                   general manager (1997              Director & Chairman, Sun Life
                                                                   - 1999).                           Assurance Company of Canada
                                                                                                      (US), since 2003, Director &
                                                                                                      President, Sun Life Assurance
                                                                                                      Company of Canada - U.S.
                                                                                                      Operations Holdings, Inc.,
                                                                                                      since 1997, Director, Sun
                                                                                                      Life of Canada (U.S.)
                                                                                                      Financial Services Holdings,
                                                                                                      Inc., since 2000, President
                                                                                                      & Director, Sun Life of
                                                                                                      Canada (U.S.) Holdings, Inc.,
                                                                                                      since 1997, President &
                                                                                                      Director, Sun Life (India)
                                                                                                      AMC Investments Inc., since
                                                                                                      1999, President & Director,
                                                                                                      Sun Life (India) Distribution
                                                                                                      Investments Inc., since
                                                                                                      1999, President & Director,
                                                                                                      Sun Life (India) Securities
                                                                                                      Investments Inc., since
                                                                                                      1999, Director & Chairman,
                                                                                                      Sun Life Insurance and
                                                                                                      Annuity Company of New York,
                                                                                                      since 2003, Director,
                                                                                                      Massachusetts Financial
                                                                                                      Services Company, since 1999,
                                                                                                      Chairman, Massachusetts
                                                                                                      Financial Services Compass
                                                                                                      Funds Board of Trustees,
                                                                                                      since 2001, President &
                                                                                                      Director, Sun Life Financial
                                                                                                      (JAPAN), Inc., since 2000,
                                                                                                      Director, President & COO,
                                                                                                      Sun Life Assurance Company of
                                                                                                      Canada, since 2002, Director
                                                                                                      & President, Sun Life
                                                                                                      Financial (Bermuda) Holdings,
                                                                                                      Inc., since 2002, Chairman &
                                                                                                      Director, Independent Life &
                                                                                                      Annuity Company, since 2003,
                                                                                                      President, Sun Life Financial
                                                                                                      (U.S.) Investments LLC, since
                                                                                                      2001, Director & President,
                                                                                                      Sun Life Financial (U.S.)
                                                                                                      Holdings Inc., since 2001,
                                                                                                      Director & President, Sun
                                                                                                      Life Financial (India)
                                                                                                      Insurance Investments Inc.,
                                                                                                      since 2000, Attorneys in
                                                                                                      fact, Sun Life Inversiones
                                                                                                      Limitada S.A., since 2000,
                                                                                                      Director, Sun Life Financial
                                                                                                      Investments (Bermuda) Ltd.,
                                                                                                      since 2003, Director,
                                                                                                      President & COO, Sun Life
                                                                                                      Financial Inc., since 2002,
                                                                                                      Director, Canadian Opera
                                                                                                      Company, since 1999,
                                                                                                      Director, CI Fund Management
                                                                                                      Inc., since 2004.

(1) Each affiliated Trustee of the Trust holds office until his resignation or removal. Each officer of the Trust is elected annually.

(2) An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

                                                        TERM OF                            NUMBER OF              OTHER
                                                       OFFICE AND                        FUNDS WITHIN         DIRECTORSHIPS
                                                       LENGTH OF                         FUND COMPLEX        HELD OUTSIDE OF
                                                         TIME      PRINCIPAL OCCUPATION  OVERSEEN BY             THE FUND
NAME, ADDRESS AND AGE         POSITION WITH THE TRUST  SERVED(1)        PAST 5 YEARS       TRUSTEE          COMPLEX BY TRUSTEE
---------------------         ----------------------- ------------ --------------------- ------------ ------------------------------
James M.A. Anderson(2)        President, Chief          Trustee    Chief Investment           7       Director, Sun Capital
One Sun Life Executive Park   Executive Officer and      since     Officer, Sun Capital               Advisers, Inc. since 1998,
Wellesley Hills, MA 02481     Trustee                 October 1998 Advisers, Inc., since              Director, Sun Benefit Services
Year of birth: 1949                                                2000, and president                Company, Inc. since 1998,
                                                                   and director since                 Director, Clarendon Insurance
                                                                   1998. Vice president,              Agency Inc. since 1998,
                                                                   Sun Life Financial,                Director, Sun Life of Canada
                                                                   since 1995.                        (U.S.) Holdings, Inc. since
                                                                                                      1997, Director, Sun Life
                                                                                                      Assurance Company of Canada
                                                                                                      (U.S.) Operations Holdings,
                                                                                                      Inc. since 1997, Director, Sun
                                                                                                      Life of Canada (U.S.) Holdings
                                                                                                      General Partner, Inc. since
                                                                                                      1998, Director, Sun Canada
                                                                                                      Financial Co. since 1997,
                                                                                                      Director, Director, Sun Life
                                                                                                      Financial (Japan), Inc. since
                                                                                                      2000, Director, Sun Life
                                                                                                      Financial (U.S.) Finance, Inc.
                                                                                                      since 2001, Director, Sun Life
                                                                                                      Financial (U.S.) Holdings,
                                                                                                      Inc. since 2001, Director, Sun
                                                                                                      Life Financial (Bermuda)
                                                                                                      Holdings, Inc. since 2002,
                                                                                                      Director, Sun Life of Canada
                                                                                                      (U.S.) SPE 97-I, Inc. since
                                                                                                      2003, Director, Sun Life
                                                                                                      Financial Global Funding, ULC
                                                                                                      since 2004.

James F. Alban(2)             Chief Financial Officer    Since     Senior vice president
One Sun Life Executive Park   and Treasurer           October 1998 and Chief Financial       N/A      N/A
Wellesley Hills, MA 02481                                          Officer, Sun Capital
Year of birth: 1962                                                Advisers, Inc., since
                                                                   2000. Assistant vice
                                                                   president, Sun Life
                                                                   Financial since 1998.

Maura A. Murphy, Esq.(2)      Secretary                  Since     Senior vice president     N/A      N/A
One Sun Life Executive Park                           October 1998 and chief counsel, Sun
Wellesley Hills, MA 02481                                          Capital Advisers,
Year of birth: 1960                                                Inc., since 2000 and
                                                                   secretary since 1998.
                                                                   Senior counsel at Sun
                                                                   Life Financial since
                                                                   1998.

(1) Each affiliated Trustee of the Trust holds office until his resignation or removal. Each officer of the Trust is elected annually.

(2) An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request by calling 1-800-432-1102 X1780.

                                                            SUN CAPITAL ADVISERS


                              TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                           ANTHONY C. PADDOCK, TRUSTEE
                         WILLIAM N. SEARCY, JR., TRUSTEE
              C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                 JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                        JAMES F. ALBAN, TREASURER AND CFO
                       SUSAN J. WALSH, ASSISTANT TREASURER
                         JOHN W. DONOVAN, VICE PRESIDENT
                         RICHARD GORDON, VICE PRESIDENT
                        EVAN S. MOSKOVIT, VICE PRESIDENT
                        THOMAS V. PEDULLA, VICE PRESIDENT
                         LEO D. SARACENO, VICE PRESIDENT
                        MICHAEL A. SAVAGE, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY
                    SAMANTHA M. BURGESS, ASSISTANT SECRETARY


                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                           ONE SUN LIFE EXECUTIVE PARK
                            WELLESLEY HILLS, MA 02481


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                                BOSTON, MA 02116


                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                                BOSTON, MA 02110


                                  LEGAL COUNSEL
                    WILMER CUTLER PICKERING HALE AND DORR LLP
                                 60 STATE STREET
                                BOSTON, MA 02109


This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer. This code of ethics is available without charge, upon request, by calling 1-800-432-1102 x1687. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one financial expert, Graham E. Jones, serving on its Committee of Independent Trustees, which also serves as the registrant's audit committee pursuant to an Audit Charter. Mr. Jones is considered "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered to the registrant for the last two fiscal years by the registrant's principal accountant were as follows:

(a) Audit Fees: Includes amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

             FY 2003                        FY 2004
             -------                        -------
         $   237,000                    $   145,000

(b) Audit-related Fees:

             FY 2003                        FY 2004
             -------                        -------
              None                           None

(c) Tax Fees: Includes amounts related to tax compliance, tax planning and tax advice.

             FY 2003                        FY 2004
             -------                        -------
         $   64,105                     $   55,300

(d) All Other Fees:

             FY 2003                        FY 2004
             -------                        -------
              None                           None

(e)(1) The registrant's Committee of Independent Trustees (the "Committee") has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval.

The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Committee. The Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy. In determining whether to approve services, the Committee considers whether the services are consistent with maintaining the principal accountant's independence.

(e)(2) No services included in this Item 4 (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) During the registrant's fiscal years ended December 31, 2004 and December 31, 2003, the registrant's principal accountant did not render any non-audit services to the registrant, the registrant's investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees have been implemented since the registrant's most recent disclosure to this Item.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There have been no significant changes in the registrant's internal control over financial reporting during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    The code of ethics as required by Form N-CSR Item 2 is filed herewith.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3)  Not applicable.

(b) The certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        SUN CAPITAL ADVISERS TRUST
                    ------------------------------------------------------------


By (Signature and Title)*   /s/ JAMES M.A. ANDERSON
                      ----------------------------------------------------------
                      James M.A. Anderson, President

Date:     March 1, 2005
     ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ JAMES M.A. ANDERSON
                      ----------------------------------------------------------
                      James M.A. Anderson, President
                      (Chief Executive Officer)

Date:    March 1, 2005
     ---------------------------

By (Signature and Title)*  /s/ JAMES F. ALBAN
                      ----------------------------------------------------------
                      James F. Alban, Treasurer
                      (Chief Financial Officer)

Date:    March1, 2005
     ---------------------------

* Print name and title of each signing officer under his or her signature.